EXHIBIT 10.16

CONTRIBUTION AGREEMENT

BY AND AMONG

BSB STAG III, LLC

STAG III EMPLOYEES, LLC

BENJAMIN S. BUTCHER

NED STAG III RESIDUAL LLC

GREGORY W. SULLIVAN

ROSEVIEW CAPITAL PARTNERS LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

AND

STAG INDUSTRIAL, INC.

DATED AS OF APRIL 4, 2011

i

TABLE OF CONTENTS

(continued)

ii

Exhibits

Exhibit A	Services Agreements
Exhibit B	Contribution and Assumption Agreement
Exhibit C	Certification of Non-foreign Status
Exhibit D	Intentionally Omitted
Exhibit E	Registration Rights Agreement
Exhibit F	Definitions
Exhibit G	Voting Agreement
Exhibit H	List of Licensees
Exhibit I	Consideration Spreadsheet
Exhibit J	Lock-Up Agreement

Disclosure Schedules

Schedule 3.2(k)	Brokers
Schedule 3.2(m)	Litigation
Schedule 3.2(s)	Agreements to Sell
Schedule 3.2(t)	Compliance with Laws

iii

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (including all exhibits and schedules, this “Agreement”) is made and entered into as of April 4, 2011, by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership and a subsidiary of the Company (the “Operating Partnership”), BSB STAG III, LLC, a Delaware limited liability company (“BSB”), STAG III EMPLOYEES, LLC, a Delaware limited liability company (“Employees III”), BENJAMIN S. BUTCHER, an individual (“Mr. Butcher”), NED STAG III RESIDUAL LLC, a Delaware limited liability company (“NED”), GREGORY W. SULLIVAN, an individual (“Mr. Sullivan”) and ROSEVIEW CAPITAL PARTNERS LLC, a Massachusetts limited liability company (“Roseview”, and together with BSB, Employees III, Mr. Butcher, NED and Mr. Sullivan, the “Contributors” and each a “Contributor”).

RECITALS

A.                                   The Company, which is the sole member of STAG Industrial GP, LLC, a Delaware limited liability company (the “General Partner”), which in turn is the sole general partner of the Operating Partnership, desires to consolidate the ownership and management of a portfolio of primarily single tenant real estate assets through the transaction contemplated by this Agreement (the “Formation Transaction”).

B.                                     The Formation Transaction relates to the proposed initial public offering (the “Public Offering”) of the common stock, par value $0.01, of the Company (the “Common Stock”).

C.                                     The Contributors collectively own 100% of the membership interests in STAG Capital Partners III, LLC, a Delaware limited liability company (“SCP III”).  SCP III is governed by the terms of that certain Limited Liability Company Agreement among the Contributors dated as of June 1, 2007, as amended by that certain Amendment to Limited Liability Company Agreement dated as of May 8, 2008, as further amended by that certain Redemption Agreement, Admission of New Member and Second Amendment to Limited Liability Company Agreement dated as of July 29, 2008 (as so amended, the “Operating Agreement”).  BSB owns 0.01% of the membership interests in SCP III;  Employees III owns 20.00% of the membership interests in SCP III; Mr. Butcher owns 35.49% of the membership interests in SCP III, NED owns 28.50% of the membership interests in SCP III, Mr. Sullivan owns 9.50% of the membership interests in SCP III and Roseview owns 6.50% of the membership interests in SCP III.

D.                                    SCP III is a party to those certain Services Agreements listed on Exhibit A attached hereto (collectively, the “Services Agreements” and each, a “Services Agreement”) pursuant to which SCP III provides asset management and other services to some of the Other Contributors (as hereinafter defined) or their subsidiaries, among others.

E.                                      Each Contributor desires to, and the Operating Partnership desires that each Contributor, contribute to the Operating Partnership all of such Contributor’s right, title and interest, free and clear of all Encumbrances, as a member of SCP III, including, without limitation, all of its voting rights and interests in the capital, profits and losses of SCP III or any property distributable therefrom, constituting all of its rights and interests in SCP III (such right, title and interest, the “SCP III Interests”), in exchange for common units of limited partnership interests in the Operating Partnership (the “Units”) in a transaction intended by the parties to qualify as a tax-free contribution to the Operating Partnership pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”).

F.                                      The parties acknowledge that the acquisition of the SCP III Interests by the Operating Partnership is in connection with the consummation of the Public Offering and the satisfaction of the conditions set forth herein.

G.                                     Simultaneously herewith, STAG Investments III, LLC, STAG Investments IV, LLC, STAG GI Investments, LLC, Net Lease Aggregation Funds, LLC and Innovative Promotions LLC (collectively, together with any additional contributor approved by the foregoing, the “Other Contributors” and each, an “Other Contributor”) have entered into Contribution Agreements (collectively, the “Other Agreements” and each, an “Other Agreement”) pursuant to which such Other Contributors have agreed to contribute their respective assets to the Operating Partnership simultaneously with the Contributors’ contribution hereunder (the “Roll-Up”) in exchange for an aggregate number of Units as set forth in the Other Agreements, which aggregate number of Units shall be determined based on the initial offering price of the Common Stock and which, together with the number of Units received by the Contributor hereunder, shall total 7,590,000 Units (the “Total Units”) (and which number of Units received by each Contributor is subject to adjustment as expressly provided herein and in the Other Agreements).

H.                                    The parties intend this Agreement to be a “Contribution Agreement” pursuant to the terms of the Operating Partnership’s Agreement of Limited Partnership (the “Operating Partnership Agreement”).

I.                                         All references in this Agreement to sections, articles, exhibits, schedules, attachments and recitals shall refer to the corresponding sections, articles, exhibits, schedules, attachments and recitals of or to this Agreement.  Capitalized terms used and not defined in the body of this Agreement shall have the meanings set forth in Exhibit F attached hereto and incorporated herein.

NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual undertakings set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the foregoing recitals are incorporated into, and made a part of this Agreement, and the parties hereto further agree as follows:

TERMS OF AGREEMENT

ARTICLE 1

CONTRIBUTION OF SCP III INTERESTS IN EXCHANGE FOR UNITS

Section 1.1                                   Contribution Transactions.

(a)                                  At the Closing and subject to and on the terms and conditions contained in this Agreement, each Contributor shall contribute, transfer, assign, convey and deliver to the Company, all of its SCP III Interests (also sometimes referred to as the “Contributed Assets”).  The contribution of its SCP III Interests to the Operating Partnership by each Contributor shall be evidenced by the execution and delivery of a Contribution and Assumption Agreement by such Contributor in substantially the form of Exhibit B attached hereto and incorporated herein.

(b)                                 The parties shall take such additional actions and execute such additional documentation as may be required by the Operating Agreement or as requested in the reasonable judgment of counsel to the Company or the Operating Partnership in order to effect the transactions contemplated hereby.

Section 1.2                                   Consideration for SCP III Interests.  In exchange for the SCP III Interests contributed to the Operating Partnership by the Contributors, the Operating Partnership shall issue a certain number of Units to the Contributors based on the initial public offering price of the Common Stock as set forth below, such number of Units being referred to herein as the “Aggregate Consideration” relating to the SCP III Interests contributed hereunder.  If the initial public offering price for the Common Stock is between $15.00 per share and $17.00 per share, then the Aggregate Consideration shall be the number of Units set forth in the spreadsheet attached hereto and incorporated herein as Exhibit I in the row corresponding with the initial public offering price of the Common Stock and the column entitled “SCP III Units”.  For example, if the initial pubic offering price for the Common Stock were $16.50 per share, the Aggregate Consideration would be 37,630 Units.  If the initial public offering price for the Common Stock is less than $15.00 per share or more than $17.00 per share, then the Aggregate Consideration shall be the number of Units determined by multiplying the Non-Venture Units (as hereinafter defined) by the Pro Rata Share.  “Pro Rata Share” means (a) the number of Units the Contributors would receive if the initial offering price of the Common Stock was $16.00 per share as set forth on Exhibit I; divided by (b) the Non-Venture Units if the initial public offering price of the Common Stock was $16.00 per share.  The “Non-Venture Units” means (y) the Total Units, minus (z) the Venture Contributor’s Consideration.  “Venture Contributor’s Consideration” means the number of Units determined by dividing the Venture Contributor’s Value by the initial public offering price for the Common Stock.  “Venture Contributors Value” means, if the initial public offering price for the Common Stock is less than $15.00 per share, $74,854,304, and if the initial public offering price for the Common Stock is greater than $17.00 per share, the sum of (A) $74,854,304 plus (B) 64.3% of the excess of (i) the product of the Total Units multiplied by the initial public offering price per share of the Common Stock in the Public Offering over (ii) $121,440,000, consistent with the allocation of Units when the initial public offering price for the Common Stock is between $16.01 per share and $17.00 per share as set forth on Exhibit I attached hereto.  Each Contributor shall receive its pro rata share of the Aggregate Consideration based on its percentage interests in SCP III as set forth in Recital C above (as to each Contributor, the “Consideration”). In the event that, subsequent to the date of this Agreement but before the closing of the Formation Transaction, the Common Stock or the units of limited partnership interest of the Operating Partnership issued and outstanding shall, through a reorganization, recapitalization, stock or unit dividend, stock or unit split or similar change in the capitalization of the Company or the Operating Partnership increase or decrease in number, then an appropriate and proportionate adjustment shall be made to the Consideration.

Section 1.3                                   Adjusted Consideration.  At the Closing, all items of income and expense with respect to SCP III shall be prorated between the Contributors, on the one hand, and the Operating Partnership, on the other hand, with all such items attributable to the period prior to the Closing Date (as defined in Section 2.2) to be credited or charged to Contributors, and all such items attributable to the period commencing on the Closing Date shall be credited to the Operating Partnership.  Except as otherwise provided in this Section 1.3, income and expenses shall be prorated on the basis of a 30-day month and on the basis of the accrual method of accounting.  The prorations to be performed hereunder shall be completed by the Company based on the parties’ estimates as of the Closing, shall be evidenced by a closing statement prepared by the Company, shall be reconciled based on actual amounts when available, but in all events within ninety (90) days of Closing (the “Reconciliation Period”) and shall be implemented through a cash payment from the Operating Partnership to the Contributors to the extent the prorations result in a net credit to the Contributors and a cash payment from the Contributors to the Operating Partnership to the extent the prorations result in a net charge to the Contributors.  In addition, immediately prior to Closing, SCP III shall distribute to the Contributors any cash then held by SCP III (to the extent not being transferred with the Contributed Assets as a proration in accordance with this Section 1.3) and such cash shall not be contributed to the Operating Partnership with the Contributed Assets.  The parties hereby agree that the closing statement shall be prepared by the Company based on assumptions that the Closing takes place on the Estimated Closing Date.  If the Closing actually takes place on a day other than the Estimated Closing Date, then, during the Reconciliation Period, the prorations shall be recalculated as of the actual Closing Date based on actual amounts and the Company shall prepare a revised closing statement, and to the extent such revised closing statement reveals that the Contributors received more or less cash than they should have received had the prorations included in the original closing statement not been based on estimated amounts and the Closing occurring on the Estimated Closing Date, then the Operating Partnership (if the Contributors received less cash than they should have received) or the Contributor (if the Contributors received more cash than they should have received), as applicable, shall make a cash payment to the other as necessary to make the cash received by the Contributors correct based on the revised closing statement.  Finally, if the Allocated Debt is greater than or less than the Estimated Allocated Debt Amount, the difference (as well as any interest accruals or other charges or payments of the Allocated Debt for the period after December 31, 2010 and until the Closing Date) will be a proration item credited (to the extent the Allocated Debt is less than the Estimated Allocated Debt Amount) or charged (to the extent the Allocated Debt is greater than the Estimated Allocated Debt Amount) to the Contributors and adjusted in cash during the proration reconciliation process.

Section 1.4                                   Tax Treatment of Contribution.  The contribution, transfer, conveyance and assignment of the SCP III Interests to the Operating Partnership from the Contributors is intended to be treated as a transaction in “assets-over” form pursuant to Treas. Reg. 1.708-1(c)(3) qualifying under Section 721(a) of the Code.

Section 1.5                                   Final Year Allocation.  To the extent that the Operating Agreement does not provide for final year tax allocations, the Contributors agree to use the “interim closing of the books” method as provided in Section 706 of the Code to allocate income and loss for the year in which the Closing occurs.

Section 1.6                                   Section 704(c) Method.  The Operating Partnership shall use the “traditional method” described in Treas. Reg. § 1.704-3(b) with respect to the assets of SCP III, with no “curative allocation” of income or gain to offset any “shortfall” in depreciation that results by reason of the use of the “traditional method,” following any “Book-Up Event” (i.e., a subsequent issuance of OP Units (as defined in the Operating Partnership Agreement), an in-kind contribution of property to the Operating Partnership in exchange for OP Units, or a redemption of OP Units).

ARTICLE 2

CLOSING

Section 2.1                                   Conditions Precedent.  The effectiveness of the Company’s Registration Statement on Form S-11 relating to the Public Offering (as amended from time to time, the “Registration Statement”) and the consummation of the Public Offering are conditions precedent to the obligations of all parties to this Agreement to effect the transactions contemplated by this Agreement on the Closing Date.  These conditions may not be waived by any party to this Agreement.

(a)                                  The obligations of the Company and the Operating Partnership to effect the Formation Transaction shall be subject to the following additional conditions precedent:

(i)                                     the representations and warranties of the Contributors contained in this Agreement shall have been true and correct in all material respects on the date such representations and warranties were made and shall be true and correct on the Closing Date as if made at and as of the Closing Date, subject to changes that would not reasonably be expected to have a Material Adverse Effect;

(ii)                                  each obligation to be performed by the Contributors shall have been duly performed by each Contributor on or before the Closing Date, and no Contributor shall have materially breached any of its covenants contained herein;

(iii)                               concurrently with the Closing, each Contributor shall have executed and delivered to the Company or the Operating Partnership, as applicable, the documents required to be delivered pursuant to Section 2.3;

(iv)                              all necessary consents or approvals of governmental authorities or third parties (including, without limitation any lender to SCP III) to the consummation of the transactions contemplated herein shall have been obtained, other than the consents or approvals of lenders whose loans are to be repaid before or immediately after the Closing;

(v)                                 there shall not have occurred between the date hereof and the Closing Date any material adverse change with respect to the Services Agreements that has, or could reasonably be expected to have, a Material Adverse Effect; provided, however, the Company and Operating Partnership acknowledge that, in connection with the Formation Transaction, the Services Agreements will be assigned, modified and/or terminated;

(vi)                              no order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated herein, and no litigation or governmental proceeding seeking such an order shall be pending or threatened in writing;

(vii)                           subject to Section 4.2(c), no new matters with respect to SCP III which the Company would be required to disclose in the Registration Statement shall have arisen or occurred; and

(viii)                        all of the Other Contributors (other than the Company and the Operating Partnership) shall have made the contributions under their respective Other Agreements.

Any of the foregoing conditions in this Section 2.1(a) may be waived by the Company in its sole and absolute discretion.

(b)                                 The obligations of the Contributor to effect the Formation Transaction shall be subject to the following conditions precedent, either of which may be waived by Contributor in its sole discretion:

(i)                                     all Other Contributors shall have made the contributions described in their respective Other Agreements; and

(ii)                                  each of Benjamin Butcher, Gregory Sullivan, Stephen C. Mecke, Kathryn Arnone and David King shall have entered into employment agreements with the Company or its subsidiary with respect to post-Closing employment on terms and conditions consistent with the descriptions contained in the Registration Statement.

Section 2.2                                   Date, Time and Place of Closing.  The time, place and date of the Formation Transaction shall be at 10:00 a.m. in the office of DLA Piper LLP (US), 33 Arch Street, 26th Floor, Boston, Massachusetts on the day on which the Company receives the proceeds from the Public Offering from the underwriters thereof (the “Closing” or “Closing Date”); provided, however, that the Contributor shall deliver the Closing Documents into a closing escrow established by the Company and the Operating Partnership one (1) business day prior to the expected Closing Date.

Section 2.3                                   Closing Deliveries.  At the Closing, each party shall make, execute, acknowledge and deliver the legal documents and other items (collectively, the “Closing Documents”) necessary to carry out the intention of this Agreement, which Closing Documents and other items shall include, without limitation, the following:

(a)                                  a Contribution and Assumption Agreement substantially in the form attached hereto as Exhibit B;

(b)                                 for each Contributor, a certificate from the Operating Partnership that effective at the Closing the books and records of the Operating Partnership will indicate that such Contributor is the holder of a number of Units equal to its Consideration;

(c)                                  an affidavit from each Contributor in the form of Exhibit C, stating, under penalty of perjury, the Contributor’s United States Taxpayer Identification Number and that the Contributor is not a foreign person pursuant to section 1445(b)(2) of the Code and a comparable affidavit satisfying Massachusetts’ and any other state’s withholding requirements, if any;

(d)                                 a certificate from each Contributor affirming that the representations and warranties made by such Contributor pursuant to this Agreement remain true and correct in all material respects as of the Closing Date;

(e)                                  the Operating Partnership Agreement;

(f)                                    intentionally omitted;

(g)                                 a lockup agreement in the form attached hereto as Exhibit J;

(h)                                 a Registration Rights Agreement substantially in the form attached hereto as Exhibit E;

(i)                                     a Voting Agreement substantially in the form attached hereto as Exhibit G;

(j)                                     if requested by the Company, certified copies of all organizational documents for each Contributor that is not an individual, together with certified copies of all appropriate limited liability company actions authorizing the execution, delivery and performance by such Contributors of this Agreement, any related documents and the Closing Documents;

(k)                                  evidence reasonably satisfactory to the Company that the lender of any money borrowed by SCP III, other than those lenders whose loans are being repaid before or immediately after the Closing, has consented to the transaction as required by any loan document or other evidence of indebtedness related to SCP III;

(l)                                     any other documents reasonably requested by the Company or the Operating Partnership to assign, transfer, convey, contribute and deliver the SCP III Interests, free and clear of all Encumbrances, and effectuate the transactions contemplated hereby; and

(m)                               all state and local transfer tax returns and any filings to be made in any applicable governmental jurisdiction in which the Company or the Operating Partnership reasonably believes that it is required to file its organizational documentation or in which the recording of the Contribution and Assumption Agreement is required.

Section 2.4                                   Closing Costs.  At Closing, the Company shall pay all costs associated with the Public Offering and the Roll-Up and the transactions in connection therewith (collectively, the “Transaction”), including, without limitation, the fees of the Company’s legal counsel in preparing documents related to the Transaction (including the legal fees of DLA Piper LLP (US) with respect to only the Transaction (i.e., not the formation of the Contributor, the acquisition of Properties by the Contributor or any Allocated Debt (the “Excluded Work”)), the fees of the Company’s accountants, filing fees, underwriting fees, and transfer or documentary stamp taxes triggered by the Transaction, other than Allocated Debt Transfer Costs and costs associated with the Excluded Work, all of which costs are collectively referred to herein as the “Transaction Costs” and the Company shall reimburse the Contributors for all Transaction Costs previously paid by the Contributors.  For the avoidance of doubt, the Contributors hereby agree to be solely responsible for all assumption costs, debt transfer costs, consent fees, prepayment fees or other charges payable with respect to the transfer of its Contributed Assets subject to the Allocated Debt (the “Allocated Debt Transfer Costs”).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES AND INDEMNITIES

Section 3.1                                   Representations and Warranties of the Company and the Operating Partnership.  The Operating Partnership and the Company, jointly and severally, hereby represent and warrant to, and covenant with, each Contributor that:

(a)                                  Organization; Authority.  Each of the Company and the Operating Partnership has been duly formed and is validly existing under the laws of the jurisdiction of its incorporation or formation with requisite corporate or limited partnership power and authority, as applicable, to enter this Agreement and all agreements contemplated hereby.  The persons and entities executing this Agreement and all agreements contemplated hereby on behalf of the Company and the Operating Partnership have the power and authority to enter into this Agreement and such other contemplated agreements.

(b)                                 No Violation.  Assuming the truth and accuracy of the representations and warranties of the Contributor in Section 3.2, (i) the execution, delivery and performance by the Company and the Operating Partnership of its obligations under this Agreement and all other agreements contemplated hereby will not contravene any provision of applicable law, the certificate of incorporation and bylaws of the Company or the certificate of limited partnership or Operating Partnership Agreement, or any material agreement or other material instrument binding upon the Company or the Operating Partnership, or any applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Operating Partnership, and (ii) no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company or the Operating Partnership of its obligations under this Agreement and all other agreements contemplated hereby, which, if not obtained, would cause a Material Adverse Effect.

(c)                                  No Brokers.  Except as set forth on Schedule 3.2(k), neither the Company nor the Operating Partnership has entered into, nor will either of them enter into, any agreement, arrangement or understanding with any person or firm that will result in the obligation of any Contributor or any of the Contributors’ equity holders or beneficiaries (as such) to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

(d)                                 Valid Issuance of Units.  The Units, when issued and delivered in compliance with the provisions of the Agreement will be duly authorized, validly issued, fully paid and, except as provided in the Operating Partnership Agreement and except as affected by

Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, non-assessable.  The Units will be free of any Encumbrances created by the Company or the Operating Partnership; provided, however, that the Units are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth in the Operating Partnership Agreement.  The Units will not be issued in violation of any preemptive rights or rights of first refusal granted by the Company or the Operating Partnership.

(e)                                  Tax Status of the Operating Partnership.  The Operating Partnership has at all times during its existence been properly treated as either a “disregarded entity” or a partnership and not as an association or publicly traded partnership taxable as a corporation for federal income tax purposes, and each subsidiary of the Operating Partnership has at all times during its existence been properly treated as either a “disregarded entity” or a partnership and not as an association or publicly traded partnership taxable as a corporation for federal income tax purposes, other than STAG Industrial TRS, Inc., a wholly-owned subsidiary of the Operating Partnership that is taxable as a corporation for federal tax purposes as a taxable REIT subsidiary.

(f)                                    REIT Status.

(i)                                     The Company intends to qualify as a real estate investment trust (“REIT”) under the Code, and the Company will be organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its proposed ownership and method of operation will enable it to continue to qualify as a REIT under the Code for the Company’s taxable years ending December 31, 2011 and thereafter.

(ii)                                  The Common Stock will be registered pursuant to Section 12(b) of the Securities Act of 1934, as amended and will be listed on the New York Stock Exchange.

(g)                                 Litigation.  Except as set forth in the Registration Statement, there is no Action pending against the Company or the Operating Partnership and for which service has occurred or, to the Knowledge of the Company, threatened in writing that would, in the reasonable judgment of the Company, if determined adversely to the Company or the Operating Partnership, as applicable, have a Material Adverse Effect.  Except as set forth in the Registration Statement, no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration naming or specifically identifying the Company or the Operating Partnership that in any such case would impair the Company’s or the Operating Partnership’s ability to enter into and perform all of its obligations under this Agreement or would reasonably be expected to have a Material Adverse Effect.

(h)                                 Investment Company Act of 1940.  Neither the Company nor the Operating Partnership is and, after giving effect to the Public Offering, neither the Company nor the Operating Partnership will be, an “investment company,” as defined in the Investment Company Act of 1940, as amended.

(i)                                     Valid Issuance of Common Stock.  The outstanding shares of Common Stock are, and when issued and duly delivered against payment therefor as contemplated in the applicable underwriting agreement, the shares of Common Stock issued in the Public Offering will be, duly authorized, validly issued, fully paid and non-assessable.

Section 3.2                                   Representations and Warranties of the Contributors.  Each Contributor represents and warrants to the Company and the Operating Partnership as set forth below in this Section 3.2 with respect to such Contributor and SCP III.  Unless otherwise expressly provided in this Agreement, no Contributor makes any representation, warranty, covenant or agreement to indemnify any Indemnified Company Party (as defined in Section 3.3(b)).

(a)                                  Title.  (i) SCP III owns the servicer’s interest under each of the Services Agreements and such interests in the Services Agreements are not subject to any liens, other than any liens related to the Allocated Debt.

(b)                                 Organization; Authority.  The Contributor has the full right, authority, power and legal capacity to enter into this Agreement and any other agreement, document or instrument to be executed and delivered by the Contributor pursuant to this Agreement and to carry out the transactions contemplated hereby and thereby, including, without limitation, the conveyance of the SCP III Interests free and clear of all Encumbrances.  The Contributor (to the extent that the Contributor is an entity) and SCP III is duly formed, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation, and has all requisite power and authority to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary.

(c)                                  Due Authorization.  The execution, delivery and performance of this Agreement and any other agreement, document or instrument to be executed and delivered by the Contributor pursuant to this Agreement has been duly and validly authorized by all necessary action of the Contributor.  Each of this Agreement and the agreements, documents and instruments executed and delivered by or on behalf of the Contributor pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Contributor, each enforceable against the Contributor in accordance with its terms, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally, as from time to time in effect, or the application of equitable principles.  With respect to any Contributor that is an individual, such Contributor has full legal capacity to enter into and perform his obligations under this Agreement.

(d)                                 Consents and Approvals.  No consent, waiver, approval or authorization of any third party, including, without limitation, any governmental authority or agency, is required to be obtained by the Contributor or SCP III in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except any of the foregoing that shall have been satisfied or obtained at or prior to the Closing Date and except for such consents, waivers, approvals and authorizations the failure of which to obtain would not have a Material Adverse Effect or materially and adversely effect the ability of the Contributor to execute and deliver this Agreement and perform its obligations thereunder.

(e)                                  Ownership of the Interests.  The Contributor is the sole record owner of the SCP III Interests to be transferred by the Contributor, free and clear of any Encumbrances and has good and valid title to such SCP III Interests.

(f)                                    Interests.

(i)                                     The SCP III Interests to be contributed by the Contributor and the other Contributors to this Agreement constitute all of the issued and outstanding interests in SCP III.

(ii)                                  The SCP III Interests owned by the Contributor were validly issued and are duly authorized and fully paid and were not issued in violation of any preemptive rights.  The SCP III Interests have been issued in compliance with applicable law and the Operating Agreement.  There are no rights, subscriptions, warrants, options, conversion rights, preemptive rights or agreements of any kind outstanding to purchase or to otherwise acquire any of the interests that comprise the SCP III Interests or any securities or obligations of any kind convertible into any of the interests that comprise the SCP III Interests or other equity interests or profit participation of any kind in SCP III.  At the Closing, upon its receipt of the Consideration contemplated by this Agreement, the Contributor will have transferred the SCP III Interests to the Operating Partnership free and clear of all Encumbrances.

(g)                                 No Violation.  None of the execution, delivery or performance of this Agreement, the documents required pursuant thereto and the transactions contemplated hereby and thereby does or will, with or without the giving of notice, lapse of time, or both, (a) violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination or cancellation of (i) the organizational documents of the Contributor, (ii) any material agreement, document or instrument to which the Contributor or SCP III is a party or by which the Contributor, the SCP III Interests or any of its direct or indirect assets or properties are bound or (iii) any applicable law, or term or provision of any judgment, order, writ, injunction, or decree of any governmental or regulatory authority, which is binding on the Contributor or SCP III or by which the Contributor or any of its direct or indirect assets or properties are bound or subject or (b) result in the creation of any Encumbrance upon the SCP III Interests.  Except as shall have been cured, consented to or waived prior to the Closing, none of the Contributor (if the Contributor is an entity) or SCP III is in violation of its organizational documents.

(h)                                 Non-Foreign Status.  The Contributor is not a “disregarded entity” within the meaning of Treas. Reg. Section 1.1445-2(b)(2)(iii) and is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code), and is, therefore, not subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons.

(i)                                     Withholding.  The Contributor shall execute at Closing such certificates or affidavits reasonably necessary to document the inapplicability of any federal or state withholding provisions, including, without limitation, those referred to in Section 3.2(h) above and any similar provisions under Massachusetts law.  Notwithstanding anything herein to the contrary, the Company or the Operating Partnership shall be entitled to withhold a portion of any payments otherwise to be made to the Contributor as required by the Code or any applicable state law, including (without limitation) Massachusetts law.

(j)                                     Investment Purposes.  The Contributor acknowledges its understanding that the Units to be acquired by it pursuant to this Agreement and any shares of Common Stock for which the Units may be redeemed are not being registered under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the “Act”) and may not be transferred except as provided for in the Registration Rights Agreement executed and delivered by the Operating Partnership or pursuant to the Act or any applicable state blue sky laws pursuant to a specific exemption or exemptions therefrom, and the Operating Partnership’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Contributor, including the following:

(i)                                     Investment.  The Contributor is acquiring the Units solely for its own account for the purpose of investment and not as a nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution of any thereof.  The Contributor agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, “Transfer”) any of the Units (or shares of Common Stock for which the Units may be redeemed) unless (i) the Transfer is pursuant to an effective registration statement under the Act and qualification or other compliance under applicable blue sky or state securities laws, (ii) if required by the Company, counsel for the Contributor (which counsel shall be reasonably acceptable to the Company and may be DLA Piper LLP (US)) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws, or (iii) the Transfer is a redemption of the Units in accordance with the Operating Partnership Agreement.

(ii)                                  Knowledge.  The Contributor is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on transfer imposed by the federal securities laws and as described in this Agreement.  The Contributor is able to bear the economic risk of holding the Units for an indefinite period and is able to afford the complete loss of the Contributor’s investment in the Units.  The Contributor has received and reviewed all information and documents about or pertaining to the Company, the Operating Partnership, the business and prospects of the Company and the Operating Partnership, and the issuance of the Units and the Common Stock as the Contributor deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions of the proposed management of the Company and the Operating Partnership and receive answers about such information and documents, the Company, the Operating Partnership, the business and prospects of the Company and the Operating Partnership and the Common Stock that the Contributor deems necessary or desirable to evaluate the merits and risks related to the Contributor’s investment in the Units and to conduct its own independent valuation of the purchase of the Units.  The Contributor acknowledges that any such questions posed were answered to the Contributor’s satisfaction.  The Contributor understands and has taken cognizance of all risk factors related to the purchase of the Units, including, without limitation, the risk factors set forth in the Registration Statement.  The Contributor is a sophisticated real estate investor.  The Contributor is relying upon its own independent analysis and assessment

(including with respect to taxes), and the advice of the Contributor’s advisors (including tax advisors), and not upon that of the Company and Operating Partnership, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Agreement.

(iii)                               Holding Period.  The Contributor acknowledges that it has been advised that (i) unless the Units and shares of Common Stock that may be issued upon redemption of the Units are subsequently registered under the Act or an exemption from such registration is available, the Units and the shares, as applicable, must be held (and the Contributor must continue to bear the economic risk of the investment in the Units and the shares of Common Stock) indefinitely, (ii) a restrictive legend in the form hereafter set forth shall be placed on any certificates representing the Units or, if applicable, shares of Common Stock and (iii) stop transfer and other notations shall be made in the appropriate records of the Operating Partnership and the Company and the Company’s transfer agent indicating that the Units and the shares of Common Stock are subject to restrictions on transfer.

(iv)                              Accredited Investor.  The Contributor is an “accredited investor” (as such term is defined in Rule 501 (a) of Regulation D under the Act).

(v)                                 Legend.  Each certificate representing the Units or shares of Common Stock for which the Units may be redeemed, may, to the extent applicable, bear the following legend:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS, IF REQUIRED BY THE COMPANY, THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

In addition, each certificate representing shares of Common Stock will bear a legend regarding restriction on ownership and transfer related to the Company’s status as a real estate investment trust.

(k)                                  No Brokers.  Except as set forth on Schedule 3.2(k), neither the Contributor nor any of the Contributor’s respective managers, trustees, members or beneficiaries, as applicable, has employed or made any agreement with any broker, finder or similar agent or any Person that will result in the obligation of the Company or any of its Affiliates to pay any finder’s fee, brokerage fees or commissions or similar payment in connection with the transactions contemplated by this Agreement.

(l)                                     Taxes.  The Contributor makes the following representations with respect to SCP III (the “Contributed Entity”), and with respect to itself as to Section 3.2(l)(viii) below:

(i)                                     To the Knowledge of the Contributor, (A) all Tax Returns required to be filed by, on behalf of, or with respect to, the Contributed Entity have been duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns were true, complete and correct in all material respects; (B) all Taxes due and payable by, on behalf of, or with respect to the Contributed Entity, either directly or otherwise, have been fully and timely paid, except to the extent adequately reserved for in accordance with generally accepted accounting principles consistently applied on the balance sheet of the Contributed Entity (or other applicable entity), and adequate reserves or accruals for Taxes have been provided in the balance sheet of the Contributed Entity (or other applicable entity) with respect to any period through the date hereof for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing; (C) no agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, but not limited to, any applicable statute of limitations) has been executed or filed with any taxing authority by or on behalf of the Contributed Entity, and (D) the Contributed Entity is, and at all times during its existence has been, a limited liability company that is taxable as a partnership or “disregarded entity” (rather than being taxable as an association or a publicly-traded partnership taxable as a corporation).

(ii)                                  To the Knowledge of the Contributor, the Contributed Entity has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has duly and timely withheld from employees’ salaries, wages and other compensation and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable laws.

(iii)                               To the Knowledge of the Contributor, the Contributed Entity has made available to the Company, its agents and underwriters complete copies of (A) any audit report, revenue agent report or other written assertions issued within the last three years relating to any material Taxes due from or with respect to the Contributed Entity with respect to its income, assets or operations, (B) all Tax Returns filed by or on behalf of the Contributed Entity for all periods for which the applicable statute of limitations has yet to lapse and (C) all Company, and Tax rulings, requests for rulings, or closing agreements specifically relating to the Contributed Entity.

(iv)                              To the Knowledge of the Contributor, no claim has been made by a taxing authority in a jurisdiction where the Contributed Entity does not file an income or franchise Tax Return that such Contributed Entity is or may be subject to taxation by, or required to file an income or franchise Tax Return in, that jurisdiction.

(v)                                 To the Knowledge of the Contributor, (A) there are no deficiencies asserted or assessments made as a result of any examinations by any taxing authority of the Tax Returns of or covering or including the Contributed Entity, or such deficiencies or assessments have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor has the Contributed Entity received any notice from any taxing authority that it intends to conduct such an audit or investigation; (B) no requests for a ruling or a determination letter are pending with any taxing authority by, or with respect to, the Contributed Entity; and (C) no issue has been raised in writing by any taxing authority in any current or prior examination which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency against or with respect to the Contributed Entity for any subsequent taxable period that could be material.

(vi)                              To the Knowledge of the Contributor, neither the Contributed Entity nor any other person on behalf of the Contributed Entity has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law with respect to the Contributed Entity.  To the Knowledge of the Contributor, no amount will be required to be included as an item of income in, or excluded as an item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date with respect to the Contributed Entity as a result of any:  (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of applicable state, local or foreign Law) executed on or prior to the Closing Date; (C) election with respect to income from the discharge of indebtedness under Code Section 108(i); (D) prepaid amount received on or prior to the Closing Date; (E) sale reported on the installment method that occurred prior to the Closing Date; or (F) any similar election, action or agreement that would have the effect of deferring any liability for Taxes with respect to the Contributed Entity from any period ending on or before the Closing Date to any period ending after the Closing Date.

(vii)                           To the Knowledge of the Contributor, there are no liens as a result of any unpaid taxes (other than statutory liens for taxes not yet delinquent) upon any of the assets of the Contributed Entity, other than with respect to the Allocated Debt.

(viii)                        The Contributor is a United States person within the meaning of Section 7701(a)(30) of the Code.

(ix)                                To the Knowledge of the Contributor, neither the Contributed Entity nor any portion thereof has ever constituted or been taxable as a “corporation” or an “association” (within the meaning of the Code).

(x)                                   To the Knowledge of the Contributor, the Contributed Entity has not engaged in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4.

(xi)                                To the Knowledge of the Contributor, the transactions contemplated hereby will not result in any income Tax liability to the Company, the Operating Partnership or the Contributed Entity.

(xii)                             For purposes of this Agreement,

(A)                              “Taxes” shall mean any (i) federal, state or local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, escheat, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax, assessment or governmental charge of any kind whatever imposed by any taxing authority, including any interest, penalty or addition thereto, whether disputed or not, and (ii) liability for the payment of any amount of the type described in clause (i) above as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person.

(B)                                “Tax Return” shall mean any return, declaration, report, estimate, information return and statement (including any attachment or schedule thereto) required to be filed in respect of any Taxes.

(m)                               Litigation.  Except as set forth on Schedule 3.2(m) or in the Registration Statement, there is no Action pending against the Contributor, SCP III or any of their assets, and for which service has occurred or, to the Knowledge of the Contributor, threatened in writing that would, in the reasonable judgment of the Contributor, if determined adversely to the Contributor or SCP III, as applicable, have a Material Adverse Effect.  Except as set forth on Schedule 3.2(m), no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration naming or specifically identifying the Contributor or SCP III or all or any portion of the SCP III Interests that would impair the Contributor’s ability to enter into and perform all of its obligations under this Agreement or would reasonably be expected to have a Material Adverse Effect.

(n)                                 Services Agreements.  True, correct and complete copies of all Services Agreements which are in effect as of the date of this Agreement, together with all amendments and supplements thereto have been delivered or made available to the Company, its agents and underwriters.

(o)                                 Other Contracts.  Subject to the provisions of Section 4.1(b) hereof, the Contributor has delivered or made available to the Company, its agents and underwriters true, correct and complete in all material respects, copies of each agreement, undertaking or contract (other than the Services Agreements) that materially affects the ownership, use and operation of SCP III and its assets.

(p)                                 Liabilities; Indebtedness.  Except as disclosed in the Registration Statement, SCP III has not incurred any indebtedness except for the Allocated Debt, debt secured by Permitted Liens, trade payables which are no more than sixty (60) days past due and other customary and ordinary expenses in the ordinary course of business.

(q)                                 Insurance.  SCP III currently maintains customary public liability and other insurance coverage in commercially reasonable amounts with reputable insurance companies.

(r)                                    Personal Property.  All equipment, fixtures and personal property that is owned by SCP III shall remain and not be removed by the Contributor or SCP III prior to the Closing Date, except for such equipment, fixtures and personal property that becomes obsolete or unusable, which may be disposed of or replaced in the ordinary course of business.

(s)                                  No Other Agreements to Sell.  Except as set forth in the Registration Statement or on Schedule 3.2(s), the Contributor has not entered into any agreement with, and has no obligation (absolute or contingent) to, any other Person (other than the Operating Partnership) to sell, transfer or in any way encumber any of the SCP III Interests or to not sell the SCP III Interests, or to enter into any agreement with respect to a sale, transfer or encumbrance of or put or call right with respect to the SCP III Interests that has not been waived or terminated.

(t)                                    Compliance With Laws.  As of the date of this Agreement, except as set forth in Schedule 3.2(t) or in the Registration Statement, neither the Contributor nor SCP III has received any written notice from any governmental agency requiring the correction of any condition with respect to the Property, or any part thereof, by reason of a violation of any applicable federal, state, county or municipal laws, ordinances, rules, regulations, codes, orders and statutes except where the failure to be in compliance with such laws would not reasonably be expected to have a Material Adverse Effect.

(u)                                 ERISA.  SCP III does not have any employees.

(v)                                 Bankruptcy.  (i) There has not been filed any petition or application with respect to, or any proceeding commenced by or against, any of the assets of SCP III under any bankruptcy law, and SCP III has not made any assignment for the benefit of creditors, (ii) none of the Contributors or SCP III is “insolvent” within the meaning of any bankruptcy law and (iii) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall render the Contributor insolvent.

(w)                               FINRA Disclosures.  Except for Roseview’s affiliate, Roseview Securities, LLC, which is a registered broker-dealer, no relationship, direct or indirect, exists between or among the Contributor, the other Contributors to this Agreement and SCP III on the one hand, and the directors, managers, officers, or to the Contributor’s Knowledge, equity interest holders of the Contributor, the other Contributors to this Agreement or SCP III, on the other hand, which is required by the rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”) to be described in the Registration Statement, which is not so described.

(x)                                   Disclosure Schedules.  The Disclosure Schedules are, and except as disclosed to the Company in writing, shall remain as of the Closing Date, true, correct and complete in all material respects.

Section 3.3                                   Indemnification.

(a)                                  Survival of Representations and Warranties; Remedy for Breach.

(i)                                     All representations and warranties contained in this Agreement or in any Schedule or certificate delivered pursuant hereto shall survive the Closing for the period specified in Section 3.3(e).

(ii)                                  Notwithstanding anything to the contrary in this Agreement, none of the Contributors, the Company or the Operating Partnership shall be liable under this Agreement for monetary damages (or otherwise) for breach of any of their respective representations, warranties and covenants contained in Section 3.1 or Section 3.2, as applicable, or this Agreement, or in any Schedule, certificate or affidavit delivered by it pursuant thereto, other than pursuant to the succeeding provisions of this Section 3.3.

(iii)                               Notwithstanding anything to the contrary in this Agreement, any party may bring suit or pursue any other legal right available to such party as a result of willful misconduct or fraud by any other party to this Agreement.

(b)                                 General Indemnification.

(i)                                     The Company and the Operating Partnership shall indemnify and hold harmless each of the Contributors and their respective directors, managers, officers, employees, agents, representatives, beneficiaries, equity interest holders and Affiliates (each of which is an “Indemnified Contributor Party”) from and against any and all claims, losses, damages, liabilities and expenses, including, without limitation, amounts paid in settlement, reasonable attorneys’ fees, costs of investigation and remediation, costs of investigative, judicial or administrative proceedings or appeals therefrom, and costs of attachment or similar bonds (collectively, “Losses”) arising out of or relating to, asserted against, imposed upon or incurred by the Indemnified Contributor Party in connection with (A) any breach of a representation, warranty or covenant of the Company or the Operating Partnership contained in this Agreement, or (B) any Action brought by a third party in the Public Offering against any Contributor relating to any alleged federal or state securities laws violations in connection with the Public Offering, including, without limitation, untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or any untrue statement or alleged untrue statement of a material fact contained in the prospectus portion of the Registration Statement or related “issuer free writing prospectus” (as defined in Rule 433 of the Act) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except in each case in this clause (B) insofar as such Losses arise out of, or are based upon, (1) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Contributor or any of its controlling Affiliates furnished to the Company in writing by such Contributor or a controlling Affiliate expressly for use therein, (2) such Contributor’s breach of a representation, warranty or covenant of this Agreement, or (3) such Contributor’s fraud, willful misconduct or gross negligence.

(ii)                                  Each Contributor shall indemnify and hold harmless the Company, the Operating Partnership and their Affiliates and each of their respective directors, managers, officers, employees, agents, representatives, beneficiaries, equity interest holders and Affiliates (each of which is an “Indemnified Company Party”) from and against any and all Losses arising out of or relating to, asserted against, imposed upon or incurred by such Indemnified Company Party in connection with or as a result of (A) any breach of a representation, warranty or covenant of such Contributor contained in this Agreement or in any schedule of certificate delivered pursuant thereto, or (B) any Action brought by a third party in the Public Offering against the Company or the Operating Partnership relating to any alleged federal or state securities laws violations in connection with the Public Offering, including, without limitation, untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or any untrue statement or alleged untrue statement of a material fact contained in the prospectus portion of the Registration Statement or related “issuer free writing prospectus” (as defined in Rule 433 of the Act) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case in this clause (B) only with respect to Losses that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Contributor or any of its controlling Affiliates furnished to the Company in writing by such Contributor or a controlling Affiliate expressly for use therein.  To the extent that more than one Contributor may be liable under this Section 3.3(b)(ii) with respect to any Action, such Contributors shall be jointly and severally liable to the Indemnified Company Party, subject to the limitations set forth in Section 3.3(d).

(c)                                  Notice and Defense of Claims.  As soon as reasonably practicable after receipt by the Indemnified Company Party or the Indemnified Contributor Party, as applicable (as applicable, an “Indemnified Party”) of notice of any liability or claim incurred by or asserted against the Indemnified Party that is subject to indemnification by a Contributor or the Company or the Operating Partnership, as applicable, under this Section 3.3 (as applicable, the “Indemnifying Party”), the Indemnified Party shall give notice thereof to each Indemnifying Party, including, without limitation, liabilities or claims to be applied against the indemnification basket established pursuant to Section 3.3(d)(i).  The Indemnified Party may at its option demand indemnity under this Section 3.3 from the Indemnifying Party(ies) as soon as a claim has been threatened in writing by a third party, regardless of whether an actual Loss has been suffered, so long as the Indemnified Party shall in good faith determine that such claim is not frivolous and that the Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof and shall give notice of such determination to the Indemnifying Party(ies).  The Indemnified Party shall permit any Indemnifying Party, at its option and expense, to assume the defense of any such claim by counsel selected by such Indemnifying Party and reasonably satisfactory to the Indemnified Party, and to settle or otherwise dispose of the same; provided, that the Indemnified Party may at all times participate (but not control) in such defense at its expense; provided further, that such Indemnifying Party shall not, in defense of any such claim, except with the prior written consent of the Indemnified Party, in its sole and absolute discretion, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to the Indemnified Party and its Affiliates of a release of all liabilities in respect of such claims, or that does not result only in the payment of money damages; and provided further that in the event of a conflict, the Indemnified Party may choose separate counsel at such Indemnifying Party’s reasonable cost and expense.  Notwithstanding the foregoing, if the Company or the Operating Partnership is required to retain counsel, any such counsel shall be selected by the Company (and may include DLA Piper LLP (US)).  If any Indemnifying Party shall fail to undertake such defense within 30 days after such notice, or within such shorter time as may be reasonable under the circumstances, then the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such liability or claim on behalf of and for the account of the Indemnifying Party(ies).

(d)                                 Limitations on and Threshold for Indemnification.

(i)                                     Threshold for Contributor.  Notwithstanding anything contained herein to the contrary, no Contributor shall be liable under Section 3.3(b) or this Agreement unless and until the aggregate amount of all Losses recoverable by the Indemnified Company Parties under Section 3.3(b) and this Agreement for which such Contributor would, but for this provision, be liable exceeds on an aggregate basis one percent (1%) of the Consideration (valuing each Unit at the per-share initial public offering price of the Common Stock in the Public Offering) paid to such Contributor hereunder and then only to the extent of such excess.

(ii)                                  Indemnification Limitation.  Notwithstanding anything contained herein to the contrary, the Indemnified Company Parties shall look exclusively to each Contributor’s Units for indemnification under this Section 3.3 (valuing each Unit at the initial public offering price of the Common Stock in the Public Offering) and, with respect to any indemnification (other than those claims made with respect to a breach of Sections 3.2(a)(ii)(z), 3.2(b), (c), (e), (f) and (j) (the “Full Value Representations”)), the aggregate recovery that may be sought or obtained under this Agreement or under applicable law for all breaches or claims for indemnification hereunder shall not exceed twenty-five percent (25%) of the Consideration (valuing each Unit at the initial public offering price of the Common Stock in the Public Offering) paid to such Contributor (the “Maximum Liability”).  Without limiting the generality of the foregoing, each Contributor acknowledges that its indemnification liability for any breach of the Full Value Representations shall be up to the value of its Units (valuing each Unit at the per-share initial public offering price of the Common Stock in the Public Offering).  Notwithstanding anything contained herein to the contrary, no Indemnified Party shall have the right to receive or recover incidental, special, consequential or punitive damages against any Indemnifying Party by reason of any breach under or in connection with this Agreement or any schedule, exhibit, certificate or affidavit or any other document delivered by any Contributor or the Company or the Operating Partnership, as applicable, pursuant to this Agreement (unless such incidental, special or consequential (but not punitive) damages are incurred by an Indemnified Party as a result of a third party claim for Losses), and each Indemnified Party hereby waives any and all rights to receive such damages.

(e)                                  Limitation Period.

(i)                                     Notwithstanding the foregoing, any claim for indemnification under Section 3.3(b) must be asserted in writing by the Indemnified Company Party, stating the nature of the Losses and the basis for indemnification therefor.  Any claim for indemnification against the Company or the Operating Partnership and any claim against any Contributor with respect to any representations or warranties contained in this Agreement or in any schedule or certificate delivered pursuant hereto must be brought within one (1) year after the Closing.  Any such claim for indemnification not so asserted in writing within one year after the Closing shall not thereafter be asserted and shall forever be waived.

(ii)                                  If so asserted in writing within one year after the Closing (or the expiration of such later applicable period described in Section 3.3(e)(i)), such claims for indemnification shall survive until resolved by mutual agreement between the applicable Contributor and the Indemnified Company Party or by judicial determination.

(f)                                    Reservation of Contributor Rights.  Notwithstanding anything else in this Section 3.3 or this Agreement to the contrary, each Contributor reserves unto itself all rights and remedies (including, without limitation, rights to seek contribution) against any third party indemnitors and prior property owners or occupants for liabilities with respect to which the Company or the Operating Partnership has been indemnified by the Contributors hereunder.

(g)                                 No Effect on Insurance.  Nothing contained in this Section 3.3 or this Agreement shall be construed to release or otherwise relieve any insurer of the Contributors, SCP III, Indemnified Company Party or any Affiliate thereof from paying any of its claims or otherwise performing any of its duties and obligations pursuant to the terms and provisions of any policy of insurance which insures the Contributors, SCP III, or any Indemnified Company Party.  If any claims as to which an Indemnified Company Party would be entitled to indemnification under Section 3.3(b) are covered by the insurance, the indemnification obligations shall be reduced by, but only by, the amount paid by the insurance company and not by any deductible or other amount reimbursed to the insurance company by an Indemnified Company Party.

Section 3.4                                   No Reliance, Properties As Is.  Each of the Company and the Operating Partnership acknowledge that, except for the Contributor’s representations set forth in Section 3.2, it has not relied upon any statements, representations or warranties by the Contributors or any agent of the Contributors.  Without limiting the generality of the foregoing, each of the Company and the Operating Partnership acknowledge and agree that any reports provided or made available to it by the Contributor or the Contributor’s agents are provided or made available without any representation or warranty of any kind, express or implied, as to the completeness or accuracy of the facts, presumptions, conclusions or other matters contained therein.

ARTICLE 4

COVENANTS OF CONTRIBUTORS

Section 4.1                                   Negative Covenants.  Each Contributor agrees to comply with the following negative covenants, as they relate to such Contributor and SCP III, during the term of this Agreement.

(a)                                  Interests.  From the date hereof through the Closing, except as described in the Registration Statement and in connection with the agreements described on Schedule 3.2(5), the Contributor shall not, without the prior written consent of the Company:

(i)                                     sell, transfer or otherwise dispose (or agree to sell, transfer or otherwise dispose) of, or cause or allow the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of the SCP III Interests, or

(ii)                                  encumber or pledge (or permit to become encumbered or pledged) all or any portion of its SCP III Interests.

(b)                                 SCP III Operations.  From the date hereof through the Closing, the Contributor agrees that it shall cause SCP III (to the extent such Contributor controls SCP III) to conduct its business in the ordinary course, consistent with past practices.  Except as described or as will be described in the Registration Statement or the Disclosure Schedules, the Contributor shall not permit SCP III without the prior written consent of the Company to:

(i)                                     enter into a transaction not in the ordinary course of business;

(ii)                                  sell, transfer or dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) any assets of SCP III, except for distributions that are not prohibited by clause (viii) below and except that the parties hereby acknowledge that, at or prior to Closing, STAG Capital Partners, LLC and SCP III (and to the extent required, the Company and Operating Partnership) shall enter into agreements with the parties listed on Exhibit H attached hereto (the “Existing STAG Entities”) granting such Existing STAG Entities a license to use the names “STAG” and “Single Tenant Acquisition Group” and related trademarks as long as such Existing STAG Entities continue to own any portion of the assets currently owned by such Existing STAG Entities;

(iii)                               mortgage, pledge or encumber (or permit to become encumbered) any assets of SCP III, except for Permitted Liens;

(iv)                              knowingly cause or permit SCP III to violate any applicable laws;

(v)                                 materially alter the manner of keeping SCP III’s books, accounts or records or the accounting practices therein reflected; or

(vi)                              make any distribution to its beneficiaries or equity interest holders, except as contemplated in Section 1.3;

(vii)                           make or change any tax election, settle or compromise any Tax liability or claim any refund for Taxes, file any amended Tax Return or any other similar action relating to the filing of any Tax Return or the payment or refund of any Tax, in each case, with respect to SCP III;

(viii)                        incur any new indebtedness (other than trade payables in the ordinary course of business or indebtedness that will be repaid in full at or prior to Closing) or guaranty the indebtedness of any other entity, except for (1) the Allocated Debt, provided that the principal amounts of the Allocated Debt shall not increase above the Allocated Debt Amount (except to the extent set forth in the next clause) and (2) debt necessary to fund operations prior to Closing;

(ix)                                terminate or amend any existing insurance policy carried by SCP III that results in a material reduction in insurance coverage; or

(x)                                   make any payments which reduce the outstanding principal balance of the Allocated Debt other than regular amortization payments or payments upon maturity, in each case, in accordance with the documents governing the Allocated Debt as of the date hereof.

Section 4.2                                   Affirmative Covenants.  Each Contributor agrees to comply with the following covenants, as they relate to such Contributor and SCP III, during the term of this Agreement.

(a)                                  From the date hereof through the Closing, the Contributor, Company and Operating Partnership shall each use its diligent efforts to obtain any approvals, waivers or other consents of third parties, governmental authorities and agencies required to effect the Formation Transaction.  Nothing herein shall obligate the Company or the Operating Partnership to pursue or complete the Public Offering, which decision shall be made by the Company in its sole discretion.

(b)                                 Without limiting the obligations of the Contributor set forth in this Agreement, from the date hereof through the Closing, the Contributor shall use its diligent efforts (i) to prevent the breach of any representation or warranty of the Contributor hereunder, (ii) to satisfy all covenants of the Contributor hereunder, provided, however, that subsequent to the Closing each Contributor shall use its diligent efforts to satisfy all covenants of the Contributors hereunder that survive the Closing and (iii) to promptly cure any breach of a representation, warranty or covenant of the Contributor hereunder upon its learning of same.  Compliance with this covenant shall not limit the Contributor’s liability for a breach of, or failure to perform, any other representation, warranty or covenant herein unless the Company knows of such breach of representation prior to Closing and completes the Closing.

(c)                                  Each party hereto will give written notice to the other parties of any material development affecting the ability of such party to consummate the transactions contemplated by this Agreement.  In addition, five business days before each amendment to the Registration Statement filed with the Securities and Exchange Commission (other than any amendment filed solely for the purpose of filing exhibits) (each such date, a “Permitted Supplement Date”), the Contributor may supplement in writing any existing Disclosure Schedule or create a new Disclosure Schedule, to any representation or warranty in Section 3.2 and further agrees, on each Permitted Supplement Date, to give the Company written notice if it has any Knowledge that any representation or warranty made by the Contributor in this Agreement was untrue in any material respect when made or that would be untrue in any material respect if made as of such date (other than representations and warranties relating to a specified date).  Any such disclosure by the Contributor pursuant to this Section 4.2(c) made before the filing with the Securities and Exchange Commission of the last amendment to the Registration Statement before the commencement of the road show relating to the Public Offering, shall be deemed to amend and supplement each applicable Schedule or shall be deemed to constitute a new Schedule, and cure any misrepresentation or breach of warranty or covenant to the extent such information would cure the misrepresentation or breach of warranty or covenant.

(d)                                 From the date hereof and subsequent to the Closing, the Contributor agrees to provide the Company with such tax information relating to SCP III and the SCP III Interests that is in the Contributor’s possession or control and that is reasonably requested by the Company and not otherwise in the Company’s or the Operating Partnership’s possession or control and to cooperate with the Company and the Operating Partnership with respect to the filing of their respective tax returns.  The Contributor further agrees to notify the Company and the Operating Partnership, in writing, of any audits that could affect the amounts shown on the returns of the Company or the Operating Partnership for any taxable period.  The provisions of this Section 4.2(d) shall survive the Closing.

ARTICLE 5

RELEASES AND WAIVERS

Each of the releases and waivers enumerated in this Article 5 shall become effective only upon the Closing.

Section 5.1                                   General Release of Company.  As of the Closing, each Contributor irrevocably waives, releases and forever discharges the Company, the Operating Partnership, SCP III and each of their respective directors, managers, officers, employees, agents, equity interest holders, attorneys, affiliates, successors and assigns of and from, any and all losses of any nature whatsoever existing as of the closing (collectively, “Contributor Claims”), known or unknown, suspected or unsuspected, arising out of or relating to the Operating Agreement or SCP III, except for Contributor Claims arising from the breach of any express representation, warranty, covenant or obligation of the Company or the Operating Partnership under this Agreement, any agreement contemplated hereby or entered into in connection herewith, or the governing documents of the Company or the Operating Partnership, subject to the obligations of the Company and the Operating Partnership under this Agreement.

Section 5.2                                   General Release of Contributor.  As of the Closing, the Company and the Operating Partnership irrevocably waives, releases and forever discharges each Contributor and each of the Contributors’ directors, managers, officers, employees, agents, equity interest holders, attorneys, Affiliates, successors and assigns of and from, any and all Losses of any nature whatsoever existing as of the Closing (collectively, “Company Claims”), known or unknown, suspected or unsuspected, arising out of or relating to the Operating Agreement, SCP III or any other matter which exists at the Closing, except for Company Claims arising from the breach of any express representation, warranty, covenant or obligation of such Contributor under this Agreement, any agreement contemplated hereby or entered into in connection herewith, or the governing documents of the Company or the Operating Partnership for which such Contributor has an indemnification obligation under this Agreement.

Section 5.3                                   Attorney-in-Fact.  Each Contributor hereby irrevocably appoints the Company (or its designee) and any successor thereof from time to time (the Company or such designee or any such successor of any of them acting in such Contributor’s capacity as attorney-in-fact pursuant hereto, the “Attorney-in-Fact”) as the true and lawful attorney-in-fact and agent of Contributor, to act in the name, place and stead of such Contributor to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings relating to the transactions contemplated by this Agreement (including, without limitation, the execution of any Closing Documents or other documents) relating to the acquisition by the Company of such Contributor’s SCP III Interests, all in accordance with the terms and conditions of this Agreement, as well as the organizational documents of the Company and the Operating Partnership, as they may be amended or revised, any registration rights agreements and any lock-up agreements, and to provide information to the Securities and Exchange Commission and others about the transactions contemplated hereby, as fully as could such Contributor if personally present and acting (the “Power of Attorney”).  Each Contributor agrees, at the request of the Company, to execute a separate power of attorney and proxy on the same terms as set forth in this Section 5.3, with such execution to be witnessed and notarized.

The Power of Attorney entered into by each Contributor and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Contributor, by operation of law or by the occurrence of any other event or events, and if any other such act or event shall occur before the completion of the transactions contemplated by this Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such other act or event had not occurred and regardless of notice thereof.  Each Contributor hereby authorizes the reliance of third parties on each of the Power of Attorney.  Each Contributor hereby ratifies and confirms all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted to it by such Contributor hereunder.

Each Contributor acknowledges that the Company has, and any designee or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Agreement.

The Power of Attorney contained in this Section 5.3 shall expire on the earlier of the first anniversary of the Closing or the termination of this Agreement.  Notwithstanding anything to the contrary, the Attorney-in-Fact may not expand any Contributor’s covenants, representations or covenants beyond those contemplated by this Agreement and the other documents and agreements contemplated hereby or modify the provisions of this Agreement pursuant to such Power of Attorney.

Section 5.4                                   Limitation on Liability.  It is understood that the Attorney-in-Fact (but solely in its role as Attorney-in-Fact) assumes no responsibility or liability to any person or entity by virtue of the Power of Attorney granted by a Contributor hereby.  Other than as specifically set forth in this Agreement, the Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the Formation Transactions or the Public Offering or the acquisition of the SCP III Interests by the Company or the Operating Partnership and shall not be liable for any error or judgment or for any act done or omitted or for any mistake of fact or law except for actions by the Attorney-in-Fact that constitute gross negligence or bad faith.  Each Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Company, the Operating Partnership, the Contributors or any of their successors or Affiliates), and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.  It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to any Contributor hereunder, release, amend or modify any other power of attorney or proxy granted by any other person or entity under any related agreement.

ARTICLE 6

MISCELLANEOUS

Section 6.1                                   Further Assurances.  Each of the Contributors, Company and Operating Partnership agrees to take such other actions and execute and deliver such additional documents following the Closing as any Contributor, the Company or the Operating Partnership may reasonably request in order to effect the transactions contemplated hereby.

Section 6.2                                   Counterparts.  This Agreement may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.3                                   Governing Law, Venue.  This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to the choice of laws provisions thereof.  Any action to enforce, which arises out of or in any way relates to, any of the provisions of this Agreement or the instruments, agreements and other documents contemplated hereby shall be brought and prosecuted in the state or federal courts located in the Commonwealth of Massachusetts, Suffolk County.  Each party irrevocably:  (a) submits to the exclusive jurisdiction of the aforesaid courts, and (b) waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding (“Proceedings”) brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party.  The parties irrevocably consent to service of process given in the manner provided for notices in Section 6.14.  Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.

Section 6.4                                   Amendment; Waiver.  Any amendment hereto shall be in writing and signed by all parties hereto.  No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

Section 6.5                                   Entire Agreement.  This Agreement, all related agreements referred to herein and that certain Master Roll-Up Agreement among the Contributors, the Other Contributors, the Company and the Operating Partnership dated as of July 21, 2010 (as the same was amended as of December 21, 2010 and as of the date hereof and as the same may be further modified or amended from time to time) constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  In the event of a conflict between the provisions of this Agreement and any other agreement referred to herein, the provisions of this Agreement shall control.

Section 6.6                                   Assignability.  This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties and any attempted assignment without such consent shall be void and of no effect, except that (a) the Company may assign this Agreement, the Closing Documents, and its rights and obligations hereunder and thereunder to a direct or indirect subsidiary of the Company without the consent of the Contributors and (b) any Contributor shall have the right to transfer its membership interests in SCP III (and its interests in this Agreement any other documents executed by any Contributor in connection with, or in anticipation of, the Public Offering) in advance of the Closing and/or at the Closing, so long as (i) such transfer is for estate planning purposes, and (ii) the transferee agrees to be bound by the provisions of this Agreement and the Operating Partnership Agreement.

Section 6.7            Titles.  The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

Section 6.8            Third Party Beneficiary.  Other than the indemnification provisions in favor of the parties’ owners, directors, officers, employees, agents, attorneys and Affiliates, no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, Affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other person or entity.

Section 6.9            Severability.  If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons, entities or circumstances will be interpreted so as reasonably to affect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the parties to effect such replacement.

Section 6.10         Equitable Remedies.  Each party hereby agrees that irreparable damage would occur to the other parties in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that any of them shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any others of them and to enforce specifically the terms and provisions hereof in any federal or state court located in Massachusetts (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which the non-breaching party is entitled under this Agreement or otherwise at law or in equity.

Section 6.11         Time of the Essence.  Time is of the essence with respect to all obligations under this Agreement.

Section 6.12         Reliance.  Each party to this Agreement acknowledges and agrees that it is not relying on tax advice or other advice from the other party to this Agreement and that it has or will consult with its own tax advisors for purposes of determining the tax implications of entering into this Agreement and the transactions contemplated herein, and understands the consequences thereof.  Notwithstanding anything to the contrary herein, each party agrees that it shall bear any tax liability associated with or attributable to the terms of this Agreement, and nothing in this Agreement shall be construed as a guarantee by the Company or any party of the tax consequences to any other party of entering into this Agreement.

Section 6.13         Survival.  It is the express intention and agreement of the parties hereto that certain of the representations, warranties and covenants of the Contributors and of the Company and the Operating Partnership set forth in this Agreement shall survive the consummation of the transactions contemplated hereby; provided, that the representations and warranties of the Contributors shall survive only for the period specified in Section 3.3.  The provisions of this Agreement that contemplate performance after the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

Section 6.14         Notice.  Any notice to be given hereunder by any party to the other parties shall be given in writing by personal delivery, by registered or certified mail, postage prepaid, return receipt requested or by any nationally-recognized overnight carrier, and shall be deemed communicated as of the date of personal delivery (including delivery by overnight courier).  Mailed notices shall be addressed as set forth below, but any party may change the address set forth below by written notice to other parties in accordance with this paragraph.

To BSB, Employees III and/or Mr. Butcher:	c/o STAG Capital Partners, LLC 99 High Street, 28th Floor Boston, MA 02110 Attn: Benjamin S. Butcher

To NED:	c/o New England Development Company One Wells Avenue Newton, MA 02459

With a copy to:	Goulston & Storrs, P.C. 400 Atlantic Avenue Boston, MA 02110 Attn: NED Attorney

To Mr. Sullivan:	c/o STAG Capital Partners, LLC 99 High Street, 28th Floor Boston, MA 02110

To Roseview:	75 Federal Street, 5th Floor Boston, MA 02110 Attn: Vincent Costantini

To the Company or the Operating Partnership:	STAG Industrial, Inc. 99 High Street, 28th Floor Boston, MA 02110 Attn: Benjamin S. Butcher

Section 6.15         Termination.  This Agreement shall terminate if the Closing shall not have occurred on or prior to May 3, 2011.  In addition, this Agreement may be terminated before Closing by a document signed by the Company, Operating Partnership and the Contributors.  Upon such termination, this Agreement shall become void and have no effect, and no party hereto shall have any liability to the other parties hereto.

Section 6.16         Confidentiality.  All press releases or other public communications of any kind relating to the Public Offering or the transactions contemplated herein, and the method and timing of release for publication there, will be subject to the prior approval of the Company.

Section 6.17         Joint Preparation.  The parties acknowledge that this Agreement was jointly prepared by them, by and through their legal counsel, and any uncertainty or ambiguity existing herein shall not be interpreted against any of the parties, but otherwise according to the application of the rules on interpretation of contracts.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

STAG Industrial, Inc., a Maryland corporation

By:		/s/ Benjamin S. Butcher
Benjamin S. Butcher
President

OPERATING PARTNERSHIP:

STAG Industrial Operating Partnership, L.P., a
Delaware limited partnership

By:		STAG Industrial GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Benjamin S. Butcher
Benjamin S. Butcher
President

CONTRIBUTORS:

BSB STAG III, LLC, a Delaware limited liability company

By:		/s/ Benjamin S. Butcher
Benjamin S. Butcher
Manager

STAG III Employees, LLC, a Delaware limited liability company

By: BSB STAG III, LLC, a Delaware limited liability company, its Manager

By:		/s/ Benjamin S. Butcher
Name: Benjamin S. Butcher
Title: Manager

(Signature Page to SCP III Contribution Agreement)

/s/ Benjamin S. Butcher
Benjamin S. Butcher, individually

NED STAG III Residual LLC, a Delaware limited liability company

By:	/s/ Steven S. Fischman
	Name:	Steven S. Fischman
	Title:	Manager

/s/ Gregory W. Sullivan
Gregory W. Sullivan, individually

Roseview Capital Partners, LLC

By:	/s/ Vincent J. Costantini
	Name:	Vincent J. Costantini
	Title:	Member

(Signature Page to SCP III Contribution Agreement)

EXHIBIT A
TO
CONTRIBUTION AGREEMENT

SERVICES AGREEMENTS

Services Agreement dated as of May 20, 2005 by and between STAG Capital Partners, LLC and STAG Manager II, LLC, as affected by that certain Assignment and Assumption Agreement dated as of March 1, 2007 by and between STAG Capital Partners, LLC and SCP III.

Services Agreement dated as of March 1, 2007 by and between STAG Capital Partners, LLC and SCP III, as amended by that certain First Amendment to Services Agreement dated as of May 15, 2008 by and between STAG Capital Partners and SCP III.

Services Agreement dated as of June 1, 2007 by and between SCP III and STAG Manager III, LLC.

Services Agreement dated as of May 15, 2008 by and between SCP III and STAG Manager, LLC (f/k/a STAG Manager IV, LLC).

A-1

EXHIBIT B
TO
CONTRIBUTION AGREEMENT

CONTRIBUTION AND ASSUMPTION AGREEMENT

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, contributes and conveys to STAG Industrial Operating Partnership, LP, a Delaware limited partnership (the “Company”), its entire legal and beneficial right, title and interest in and to STAG Capital Partners III, LLC, a Delaware limited liability company (“SCP III”), including, without limitation, (a) all right, title and interest, if any, of the undersigned in and to the assets and liabilities of SCP III (b) the right to receive distributions of money, profits and other assets from SCP III from and after Closing, and (c) the obligations of SCP III, in each case whether arising before or after the Closing, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the “SCP III Interests”), TO HAVE AND TO HOLD the same unto the Company, its successors and assigns, forever.

Upon the execution and delivery hereof, the Company assumes all obligations in respect of the SCP III Interests.

Executed: , 2011	[CONTRIBUTOR]

By:
Name:
Title:

STAG Industrial Operating Partnership, L.P., a Delaware limited partnership

	By:	STAG Industrial GP, LLC, its general partner

By:
Name:
Title:

B-1

EXHIBIT C
TO
CONTRIBUTION AGREEMENT

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”, provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  To inform STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), that the withholding of tax is not required upon the contribution of Interests by [                                                        ] (the “Contributor”) to the Operating Partnership in exchange for common units of limited partnership in the Operating Partnership, which transfer occurred on                        , 2011, the undersigned hereby certifies the following on behalf of Contributor:

1.             Contributor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Treasury Regulations promulgated thereunder);

2.             Contributor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii).

3.             Contributor’s employer identification number (or Contributor’s social security number, if Contributor is an individual) is                                               ; and

4. Contributor’s address is:	[Modify as necessary]

c/o STAG Capital Partners, LLC
99 High Street, 28th Floor
Boston, MA 02110

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the Operating Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Contributor.

By:	[CONTRIBUTOR]

By:
Name:
Title:

Date: , 2011

C-1

EXHIBIT D
TO
CONTRIBUTION AGREEMENT

INTENTIONALLY OMITTED

D-1

EXHIBIT E
TO
CONTRIBUTION AGREEMENT

REGISTRATION RIGHTS AGREEMENT

See Attached

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

STAG INDUSTRIAL, INC.,

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

AND THE CONTRIBUTORS

DATED AS OF                       , 2011

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (including all exhibits and schedules, this “Agreement”) is made and entered into as of                       , 2011, by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), and the contributors whose names are set forth on the signature pages hereto (each a “Contributor” and collectively, the “Contributors”).

RECITALS

A.            In connection with the initial public offering of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), the Company, the Operating Partnership and the Contributors will engage in certain formation transactions (the “Formation Transactions”) whereby:

(i)            the Contributors will contribute to the Operating Partnership their interests in entities owning certain real estate properties and other assets (the “Properties”); and

(ii)           the Contributors will receive common units of limited partnership in the Operating Partnership (“OP Units”) in exchange for their respective indirect interests in the Properties, and a subsidiary of the Company will be the general partner of the Operating Partnership.

B.                                     Pursuant to the Partnership Agreement (as defined below), the OP Units will be redeemable for cash or, at the sole and absolute discretion of the Company, exchangeable for shares of Common Stock upon the terms and subject to the conditions contained in the Partnership Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 2
DEFINITIONS

Section 2.1            Definitions.  In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York or Boston, Massachusetts are authorized or required by law, regulation or executive order to close.

“Charter” means the amended and restated charter of the Company as filed with the State Department of Assessments and Taxation of Maryland on           , 2011, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Confidential Information” means Confidential Information as defined in Section 3.13(a).

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“Demand Registration Statement” means a Demand Registration Statement as defined in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Family Member” of any individual means such individual’s spouse, ex-spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and intervivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“GI Entities” means GI STAG Investco, LLC, STAG GI Investments, LLC, GI Partners Fund III-A L.P., GI Partners Fund III-B L.P., GI Partners Fund III L.P., GI STAG UBTI Blocker, Inc. and GI STAG ECI Blocker, Inc.

“Holder” means any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (x) permitted under the Partnership Agreement, the Charter or a separate written agreement between the Holder and the Company, as applicable, and (y) (1) the Company is furnished with written notice of the name and address of such assignee or transferee and the securities with respect to which such registration rights are being assigned and (2) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Indemnified Party” means an Indemnified Party as defined in Section 3.9.

“Indemnifying Party” means an Indemnifying Party as defined in Section 3.9.

“Indemnitee” means Indemnitee as defined in Section 2.7.

“Initial Holder” means (i) any Contributor, (ii) any partner, member or stockholder of any Contributor and any of their respective partners, members or stockholders (and continuing to any and all other partners, members or stockholders that receive a permitted distribution of OP Units or Registrable Securities), (iii) any Affiliate of any such partner, member or stockholder, and (iv) any Family Member of any of the foregoing.

“Initial Public Offering” means the offering of Common Stock pursuant to the Form S-11 Registration Statement (No. 333-              ) filed by the Company with the Commission under the Securities Act.

“Inspectors” means Inspectors as defined in Section 3.5(g).

“Losses” means Losses as defined in Section 2.7.

“Market Value” means, with respect to the Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for registration pursuant to Section 2.2.  The market price for each such trading day shall be:

(i) if the Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system,

(ii) if the Common Stock is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or

(iii) if the Common Stock is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than (10) days prior to the date in question) for which prices have been so reported;

provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Common Stock shall be determined by the Board of Directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Notice Period” means the Notice Period as defined in Section 2.2(a).

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of                     , 2011, as the same may be amended, modified or restated from time to time.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.

“Records” means Records as defined in Section 3.5(g).

“Registrable Securities” means shares of Common Stock at any time owned, either of record or beneficially, by any Holder and issued in the Formation Transactions or upon exchange of OP Units received in the Formation Transactions and any additional Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares until

(i)            a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement;

(ii)           such shares shall have ceased to be outstanding;

(iii)          such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met;

(iv)          such shares held may be sold pursuant to Rule 144 under the Securities Act (or any similar rule or regulation then in effect) without limitation as to volume or manner of sale; or

(v)           such shares have been sold or otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without subsequent registration under the Securities Act;

provided, however, that “Registrable Securities” for purposes of the indemnification obligations contained in Section 3.7 and Section 3.8 shall mean all shares that are registered on the applicable Shelf Registration, Demand Registration or Piggy-Back Registration, notwithstanding that such shares may not otherwise be “Registrable Securities” by operation of clause (iv) above.

“Registration Expenses” means Registration Expenses as defined in Section 3.6.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

“Shelf Registration Statement” means a Shelf Registration statement as defined in Section 3.1.

“STAG Parties” means STAG Investments III, LLC and STAG Investments IV, LLC.

“Suspension” means a Suspension as defined in Section 2.14.

“Suspension Notice” means a Suspension Notice as defined in Section 2.14.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE 3
REGISTRATION RIGHTS

Section 3.1            Shelf Registration.  Within two weeks after the anniversary of the consummation date of the Initial Public Offering, subject to Section 3.13 and Section 3.14,  the Company shall prepare and file a “shelf” registration statement with respect to the resale (except as provided in the next sentence) of the Registrable Securities on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (together with any amendments or supplements thereto, the “Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities.  With respect to Holders other than Affiliates of the Company (including as an Affiliate of the Company, for purposes of this Section 2.1, the GI Entities), the Company may, at its option, satisfy its obligation in this Section 2.1 to register on a Shelf Registration Statement the resale of the Registrable Securities by instead registering on a Shelf Registration Statement the issuance of the Registrable Securities by the Company to such Holders, provided such issuance Shelf Registration Statement is initially filed within the time period required by the staff of the Commission.  In the event that the Company fails to file, or if filed fails to maintain the effectiveness of, a Shelf Registration Statement, the Holders may participate in a Piggy-Back Registration (as defined below) pursuant to Section 2.3 herein; provided, further, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to allow participation in a Piggy-Back Registration. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a Shelf Registration Statement unless the Company is eligible to file a registration Statement on Form S-3 or any successor form.

Section 3.2            Demand Registration

(a)           Request for Registration.  Commencing on or after the date which is one year after the consummation date of the Initial Public Offering, Holders (which may include the GI Entities and the STAG Entities), the GI Entities (so long as they are Holders) or the STAG Entities (so long as they are Holders) may, subject to Section 2.13 and Section 2.14, deliver to the Company a written request that the Company prepare and file with the Commission a registration statement on an appropriate form under the Securities Act (together with any amendments or supplements thereto, a “Demand Registration Statement”), registering under the Securities Act all or part of its or their Registrable Securities (a “Demand Registration”).

For purposes of this Agreement, a Demand Registration requested by the Holders is referred to as a “Holder Demand Registration,” a Demand Registration requested by the GI Entities is referred to a “GI Demand Registration,” and a Demand Registration requested by the STAG Entities is referred to as a “STAG Demand Registration.”  Notwithstanding the foregoing, (i) the Company shall not be obligated to effect more than six Demand Registrations in total, one GI Demand Registration in total or one STAG Demand Registration in total or more than one Demand Registration in any twelve month period, except that a GI Demand Registration may occur six months before or after a Holder Demand Registration or a STAG Demand Registration, and (ii) in the case of a Holder Demand Registration, the number of shares of Registrable Securities proposed to be sold by the Holders making such written request shall have a Market Value of at least $20,000,000.  Any request for a Demand Registration will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.  Within five (5) Business Days after receipt of such request, the Company will give written notice of such registration request to all other Holders and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the mailing of the Company’s notice to the applicable Holder (the “Notice Period”).  Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof (which may include an underwritten offering).

(b)           Effective Registration.  A registration will not count as a Demand Registration until it has become effective.  For purposes of this Agreement, an offering on a Demand Registration Statement is deemed to be effected on the effective date thereof and has remained effective and available for at least 180 days.

(c)           Selling Holders Become Party to Agreement.  Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Article II, he or she may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d)           Underwritten Demand Registrations.  If the Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering.  The Company shall select the book-running managing Underwriter in connection with any such Demand Registration; provided that such managing Underwriter must be reasonably satisfactory to (i) in the case of a Holder Demand Registration, the Holders of a majority of the shares of the Registrable Securities to be registered on such Demand Registration and, as long as the GI Entities register on such Demand Registration Registrable Securities with a Market Value of at least $5,000,000, the GI Entities, (ii) in the case of a GI Demand Registration, the GI Entities and (iii) in the case of a STAG Demand Registration, the STAG Entities.  The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to a majority of the Holders of the Registrable Securities initiating such Demand Registration.

Section 3.3            Piggy-Back Registration.

(a)           Subject to Section 3.1 hereof, if the Company proposes to file a registration statement under the Securities Act (or a prospectus supplement to effect a takedown from an effective shelf registration statement) with respect to an underwritten equity offering by the Company for its own account or for the account of any of its respective security holders of any class of security (other than (i) any registration statement filed by the Company under the Securities Act relating to an offering of Common Stock for its own account as a result of the exercise of the exchange rights set forth in the Partnership Agreement, (ii) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement or (iii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than ten (10) Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”).  The Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

(b)           The Company shall select the lead underwriter or underwriters and any co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Piggy-Back Registration.  In the event the Company gives the Holders notice of its intention to effect an offering pursuant to a Piggy-Back Registration and subsequently declines to proceed with such offering, the Holders shall have no rights in connection with such offering; provided, however, that, subject to Section 3.13 and Section 3.14, at the request of the Holders, the Company shall proceed with such offering with respect to the Registrable Securities included therein, which offering shall be deemed a Demand Registration for all purposes hereunder.  The Holders shall participate in any offering of Registrable Securities pursuant to a Piggy-Back Registration (or deemed Demand Registration, if applicable) in accordance with the same plan of distribution for such Piggy-Back Registration as the Company or the holder or holders of Common Stock that proposed such Piggy-Back Registration, as the case may be.

Section 3.4            Reduction of Offering.  Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 3.2 or Section 2.3 hereof advise the Company and the Holders of the Registrable Securities included in such offering that, in their judgment, (i) the size of the offering that the Holders, the Company and such other Persons intend to make or (ii) in the case of a Piggy-Back Registration only, the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering are such that the marketability of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then

(A)          if the size of the offering is the basis of such Underwriter’s advice, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the number of Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided, that, in the case of a Demand Registration, the number of Registrable Securities to be included in such Demand Registration shall not be reduced unless all other securities are first entirely excluded from such underwriting; provided further, that, in the case of a GI Demand Registration, the number of Registrable Securities of the GI Entities to be included in such Demand Registration shall not be reduced unless all other securities are first entirely excluded from such underwriting; provided further, that, in the case of a STAG Demand Registration, the number of Registrable Securities of the STAG Entities to be included in such Demand Registration shall not be reduced unless all other securities are first entirely excluded from such underwriting; provided further, that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other Persons as well as the Company, then the Company shall include in such offering:

(1)           first, securities that the Company proposes to offer;

(2)           second, securities requested to be included therein by the Holders, pro rata;

(3)           third, securities that any other Person proposes to offer pursuant to contractual rights of such holder or holders, pro rata; and

(4)           fourth, any other securities; and

(B)           if the combination of securities to be offered is the basis of such Underwriter’s advice, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the provisos in clause (A)) or (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter or Underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering; provided that no Registrable Securities will be excluded from an offering pursuant to this clause (B) in the case of a Demand Registration.

Section 3.5            Registration Procedures; Filings; Information.  In connection with any Shelf Registration Statement under Section 3.1 or whenever Holders request that any Registrable Securities be registered pursuant to Section 2.2 hereof, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (which in the case of a Demand Registration but not in the case of a Shelf Registration Statement may include an underwritten offering) as quickly as practicable, and in connection with any such request:

(a)           Subject to Section 3.13, the Company will as expeditiously as possible within the time periods set forth in Sections 2.1 and 2.2 but in any event no later than 30 days after the Notice Period for a Demand Registration, prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective:  (i) in the case of a Shelf Registration Statement filed pursuant to Section 3.1 hereof, for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities; and (ii) in the case of a Demand Registration Statement filed pursuant to Section 2.2 hereof, for at least 180 days.

(b)           The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c)           After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)           The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities in such jurisdictions; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e)           The Company will immediately notify each Selling Holder, at any time when a preliminary prospectus, prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(f)            The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as the Selling Holders reasonably request in order to expedite or facilitate the disposition of such Registrable

Securities, including, in the case of a GI Demand Registration or a STAG Demand Registration and to the extent reasonably requested by the lead or managing Underwriters, sending appropriate officers of the Company to attend “roadshows” scheduled in reasonable number and at reasonable times.

(g)           The Company will make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.  Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Selling Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public.  Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(h)           The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under applicable accounting standards, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefore reasonably requests.

(i)            The Company will otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(j)            So long as Common Stock is listed or quoted on any United States securities exchange or quotation system, the Company will use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

Section 3.6            Registration Expenses.  In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”):  (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any legal opinions or comfort letters or costs associated with the delivery by counsel or independent certified public accountants, as applicable, of an opinion or opinions or comfort letter or comfort letters requested pursuant to Section 3.5(h) hereof), and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; provided, that the Company shall not be required to pay any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn (other than if such withdrawal (i) is the result of any change, or development that would reasonably be expected to have a change, in the financial markets in the United States or in national financial or economic conditions that would adversely affect the marketability of the offering or (ii) is the result of any change, or development that would reasonably be expected to have a change, in the financial condition or results of operations of the Company that would adversely affect the marketability of the offering, and, in either case, such withdrawal is made with reasonable promptness following such change or development) at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration).  If such Holders shall fail to reimburse the Company for such expenses, the Company shall not be obligated to file another Demand Registration Statement for a period of 12 months from the date such registration statement was withdrawn.  The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, any fees and expenses of counsel to the Underwriters attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

Section 3.7            Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Indemnitee”) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, “Losses”) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related preliminary prospectus, prospectus or prospectus supplement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission included or omitted in conformity with information furnished in writing to the Company by such Indemnitee or on such Indemnitee’s behalf expressly for inclusion therein.  The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 3.7.  The indemnity provided for in this Section 3.7 shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder.

Section 3.8            Indemnification by Selling Holders.  Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to Losses caused by any untrue statement or omission included or omitted in conformity with information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement contemplated by this Agreement or any related preliminary prospectus, prospectus or prospectus supplement relating to the Registrable Securities (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto).  In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 3.7.  Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 3.8.  The liability of any Selling Holder pursuant to this Section 3.8 may not, in any event, exceed the net proceeds received by such Selling Holder from sales of Registrable Securities giving rise to the indemnification obligations of such Selling Holder.

Section 3.9            Conduct of Indemnification Proceedings.  In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.7 or Section 3.8, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the

Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them and, in all such cases, the Indemnifying Party shall only be responsible for the reasonable fees and expenses of such counsel.  It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties not having actual or potential differing interests among them, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 3.7 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 3.8, the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Loss (to the extent stated above) resulting from such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

Section 3.10         Contribution.  If the indemnification provided for in Section 3.7 or Section 3.8 hereof is unavailable to an Indemnified Party or insufficient in respect of any Losses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses , claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus.  The relative fault of the

Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters.  The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Indemnifying Party shall not be required to contribute pursuant to this Section 3.10 if there has been a settlement of any proceeding effected without its written consent.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 3.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total commissions and discounts received by such Underwriter in connection with the sale of the securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the securities of such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Selling Holder’s obligations to contribute pursuant to this Section 3.10 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

Section 3.11         Participation in Underwritten Registrations.  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

Section 3.12         Rule 144.  Until such date as no Holder owns any Registrable Securities, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.  Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 3.13         Holdback Agreements.

(a)           Temporary Suspension of Rights to Sell Based on Confidential Information or Material Transaction.  If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 3.1 or a Demand Registration under Section 2.2 hereof or the use of any related preliminary prospectus, prospectus or prospectus supplement (i) would require the public disclosure of previously non-public material information that the Company has a bona fide business purpose for preserving as confidential that the Company is not otherwise required by applicable securities laws or regulations to disclose (the “Confidential Information”) or (ii) would materially interfere with any good faith proposal or plan by the Company or any of its Affiliates to engage in any material acquisition, merger, consolidation, tender offer, securities offering or other material transaction, and upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 3.13(a) is no longer necessary; provided, however, in no event shall any such suspension be for more than an aggregate of 120 days in any rolling twelve month period or for more than 90 consecutive days.  The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.  Nothing in this Section 3.13(a) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 at any time.

(b)           Temporary Suspension of Rights to Sell Based on Exchange Act Reports Not Yet Filed or Regulation S-X.  (i) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, (ii) if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act, or (iii) if the Company has acquired or proposes to acquire one or more properties which in the aggregate are significant for purposes of Rule 3-14 of Regulation S-X, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended (to the extent required under the Securities Act or the Exchange Act) until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.  The Company agrees to use its commercially reasonable efforts to file such reports or obtain and file the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement as promptly as practicable.  Nothing in this Section 3.13(b) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 at any time.

(c)           Restrictions on Public Sale by Holder of Registrable Securities.  With respect to underwritten offerings prior to the second anniversary of the date of this Agreement, for so long as the Holder beneficially owns one percent or more of the outstanding Common Stock (assuming conversion of such Holder’s OP Units or other convertible securities but not any other OP Units or convertible securities), each Holder agrees not to sell, offer for sale or otherwise transfer any Registrable Securities during any of the following periods:

(i)            unless the lead Underwriter administering the offering otherwise agrees, the period commencing five days prior to the anticipated effective date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) and ending 90 days after such effectiveness; and

(ii)           in the case of a Rule 415 registration statement, unless the lead Underwriter administering the offering otherwise agrees, the period commencing five days prior to the anticipated date of the Company’s notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution.

(d)           Notwithstanding the provisions of Section 3.13(c):

(i)            any applicable period shall terminate on such earlier date as the Company gives notice to the Holders that the Company declines to proceed with any such offering set forth in Section 3.13(c);

(ii)           all executive officers and directors of the Company then holding shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

(iii)          the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements.

Section 3.14         Suspension Rights.  In the event of:

(a)           any request by the Commission or any other federal or state governmental authority during the period of effectiveness of a registration statement contemplated by this Agreement for amendments or supplements to such registration statement or related preliminary prospectus, prospectus or prospectus supplement or for additional information;

(b)           the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement or the initiation of any proceedings for that purpose;

(c)           the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or

(d)           any event or circumstance that necessitate the making of any changes in a registration statement contemplated by this Agreement or related preliminary prospectus, prospectus or prospectus supplement, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of a preliminary prospectus, prospectus or prospectus supplement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

then the Company shall deliver a written notice to the Holders with Registrable Securities covered by such registration statement or related preliminary prospectus, prospectus or prospects supplement (the “Suspension Notice”) to the effect of the foregoing (which do not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, such Holders will refrain from selling any Registrable securities pursuant to such registration statement (a “Suspension”) until such Holder’s receipt of copies of a supplemented or amended preliminary prospectus, prospectus or prospectus supplement prepared an filed by the Company, or until it is advised in writing by the Company that the current preliminary prospectus, prospectus or prospectus supplement may be used, and has received copies of any additional or supplement filings that are incorporated or deemed incorporated by reference in any such preliminary prospectus, prospectus or prospectus supplement.  In the event of any Suspension, the Company will use commercially reasonable efforts to cause the use of the preliminary prospectus, the prospectus or the prospectus supplement so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to such Holders, subject to Section 3.13.  The Suspension and Suspension Notice shall be held in confidence and not disclosed by such Holders, except as required by law.

Section 3.15         Other Registration Rights.  Nothing herein shall prohibit the Company from granting to any Person the right to cause the Company to register any securities of the Company under the Securities Act; provided, that the Company shall not enter into any agreement (or amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are pari passu or senior to the registration rights provided in this Agreement to the Holders or any other rights that conflict with the rights of the Holders under this Agreement or otherwise limits or reduces such rights.  The Company shall cause each other holder of Common Stock (or any security convertible or exchangeable into Common Stock) who obtains the right, after the date of this Agreement, to propose a registration giving rise to a Piggy-Back

Registration, if any, to agree not to transfer any shares of Common Stock or securities convertible into or exchangeable for Common Stock, for the applicable periods set forth in Section 3.13(c).

Section 3.16         Survival.  The obligations of the Company and the Holders under Section 3.7, Section 3.8, Section 3.9 and Section 3.10 hereof shall survive the completion of any offering of Registrable Securities and the termination or expiration of this Agreement.

ARTICLE 4
MISCELLANEOUS

Section 4.1            Remedies.  In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 4.2            Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding.  No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 4.3            Notices.  All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery to the address set forth on the signature page hereto, or to such other address and to such other Persons as any party hereto may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 4.4            Successors and Assigns.  Except as expressly provided in this Agreement, the rights and obligations of the Initial Holders under this Agreement shall not be assignable by any Initial Holder to any Person that is not an Initial Holder.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

Section 4.5            Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 4.6            Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law provisions thereof.

Section 4.7            Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 4.8            Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 4.9            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.10         No Third Party Beneficiaries.  Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY
STAG Industrial, Inc., a Maryland corporation
By:
Name:
Title:
99 High Street, 28th Floor
Boston, MA 02110
Attention: General Counsel
Fax: 617-514-0052

OPERATING PARTNERSHIP
STAG Industrial Operating Partnership, L.P., a Delaware limited partnership
By:	STAG Industrial GP, LLC, a Delaware limited liability company, its general partner
By:
Name:
Title:

99 High Street, 28th Floor
Boston, MA 02110
Attention: General Counsel
Fax: 617-514-0052

CONTRIBUTORS

STAG GI INVESTMENTS, LLC

By:	STAG MANAGER, LLC, its manager

By:

Name:

Title:

Address:

STAG INVESTMENTS III, LLC

By:	STAG MANAGER III, LLC, a Delaware limited liability company, its manager

By:

Name:

Title:

Address:

STAG INVESTMENTS IV, LLC

By:	STAG MANAGER, LLC, a Delaware limited liability company, its manager

By:

Name:

Title:

Address:

NET LEASE AGGREGATION FUNDS, LLC

By:
Name:
Title:

Address:

INNOVATIVE PROMOTIONS LLC

By:
Name:
Title:

Address:

GREGORY W. SULLIVAN

Address:

ROSEVIEW CAPITAL PARTNERS LLC

By:
Name:
Title:

Address:

BSB STAG III, LLC

By:
Name:
Title:

Address:

STAG III EMPLOYEES, LLC

By:
Name:
Title:

Address:

NED STAG III RESIDUAL LLC

By:
Name:
Title:

Address:

BENJAMIN S. BUTCHER

Address:

EXHIBIT F
TO
CONTRIBUTION AGREEMENT

DEFINITIONS

The following capitalized terms used in this Agreement shall have the meanings set forth below.

Actions:  Means all actions, litigation, written claims, complaints, charges, written accusations, investigations, petitions, suits, arbitrations, mediations or other proceedings, whether civil or criminal, at law or in equity, judicial or administrative or before any arbitrator or governmental body or agency.

Affiliate:  Means a Person who as to another Person controls, is controlled by, or is under common control with, such other Person.

Allocated Debt:  Means the debt that is owed by SCP III and that is assumed by the Operating Partnership as of the Closing Date, by virtue of its ownership of SCP III.  The aggregate outstanding principal amount of the Allocated Debt as of December 31, 2010, is $2,983,000.00 (the “Estimated Allocated Debt Amount”).

Claims:  Means claims, disputes or Actions pending, threatened in writing or, to a Contributor’s Knowledge, otherwise threatened that directly or indirectly affect such Contributor, SCP III or the SCP III Interests.

Disclosure Schedule:  Means the Disclosure Schedule dated of even date herewith and delivered by the Contributors to the Company and the Operating Partnership, which Disclosure Schedule is attached hereto and incorporated herein and contains Schedule 3.2(k) through Schedule 3.2(t).

Encumbrances:  Means, with respect to the subject personal property, each of the following:  all pledges, liens, options, charges, security interests, restrictions, prior assignments, encumbrances, rights of others, licenses, or other similar arrangement or interest in personal property of any kind or nature whatsoever, direct or indirect, including, without limitation, interests in or claims to revenues generated by the personal property in question.

Estimated Closing Date:  Means April 13, 2011.

Knowledge:  Means, with respect to any representation or warranty so indicated, (i) with respect to BSB, Employees III and Mr. Butcher, the actual knowledge of Benjamin S. Butcher, without any duty of inquiry or investigation, (ii) with respect to NED, the actual knowledge of Gregory Sullivan, without any duty of inquiry or investigation, (iii) with respect to Mr. Sullivan, the actual knowledge of Gregory Sullivan, without any duty of inquiry or investigation and (iv) with respect to Roseview, the actual knowledge of Vincent Costantini, without any duty of inquiry or investigation.

F-1

Material Adverse Effect:  Means any material adverse effect on the assets, business, financial condition, prospects or results of operations of the Company, the Operating Partnership and SCP III taken as a whole.

Person:  Means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or governmental entity.

Road Show Prospectus Filing Date:  Means the date of filing with the Securities Exchange Commission of an amendment to the Company’s S-11 that contains the definitive form of preliminary prospectus anticipated to be used for the “road show” of the Public Offering, which preliminary prospectus includes the offering price range, the number of shares to be offered to the public and the value, based on the mid-point of the offering range, of the Units to be delivered to the Contributors and Other Contributors hereunder and under the Other Agreements.

Valuation Date:  Means as of the date of this Agreement.

F-2

EXHIBIT G
TO
CONTRIBUTION AGREEMENT

VOTING AGREEMENT

See Attached

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of                   , 2011, by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), GI STAG INVESTCO, LLC, a Delaware limited liability company (“GISI”) and the undersigned contributors (each a “Contributor” and collectively, the “Contributors”).

RECITALS

A.            WHEREAS, on                 , 2011, the Company and the Operating Partnership entered into several contribution agreements (the “Contribution Agreements”) with the Contributors, which provide for the contribution of various portfolios of primarily single-tenant real estate assets (the “Contributions”) in connection with a proposed initial public offering (the “Public Offering” and together with the Contributions, the “Formation Transactions”) of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”);

B.            WHEREAS, each Contributor is the record owner or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of, and has the right to direct the voting or disposition of, the number of shares of Common Stock, or common units of limited partnership in the Operating Partnership (“OP Units”), indicated on the signature page of this Agreement (such shares of common stock and shares of Common Stock issuable upon redemption of the OP Units, the “Shares”); and

C.            WHEREAS, as an inducement for (i) GISI to enter into the limited liability company agreement (the “JV Agreement”) of STAG GI INVESTMENTS, LLC, a Delaware limited liability company (“STAG GI”), and (ii) each of the Contributors to enter into such Contributor’s Contribution Agreement with the Company and the Operating Partnership, and as part of the conditions to the consummation of the Formation Transactions, the Company desires to agree to provide GISI the right to select up to two individuals to be nominated to serve on the Board of Directors of the Company (the “Board”), and each Contributor desires to agree to vote the Shares over which the Contributor has voting power as described below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Initial Board of Directors.

(a)           If GISI, through its interest in STAG GI, receives beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the total OP Units issued by the Operating Partnership in the Contributions, then immediately following the Public Offering, the Board shall consist of seven directors, at least five of whom will be Independent Directors (as defined below), each of whom will serve a one-year term and two of whom shall have been selected by GISI.  Of the two directors to be selected by GISI, both must be Qualified Nominees (as defined below) and at least one must qualify as an Independent Director and qualify to serve as chairperson of at least one of the compensation, audit, nominating and investment committees of the Board and will be required to serve as chairperson of one of the aforesaid committees; provided, however, the composition of the Board and each committee thereof shall satisfy all listing requirements of the New York Stock Exchange.  GISI agrees to notify the Company of its proposed appointments for the initial Board at least one week in advance of the expected filing of the first amendment to the registration statement for the Public Offering, together with any information regarding such appointees as the Company reasonably requests.

(b)           “Independent Director” means an individual who qualifies as an “independent director” under the requirements of the New York Stock Exchange.

(c)           “Qualified Nominee” means an individual (i) who is not a competitor of the Company or any of its subsidiaries or an affiliate of a competitor of the Company or any of its subsidiaries, as reasonably determined by the Board, (ii) who does not have a material conflict of interest in serving as a member of the Board or would be unable to comply with the Company’s code of business conduct and ethics and corporate governance guidelines, as reasonably determined by the Board, (iii) with respect to whom none of the events described in Item  401(f) of Regulation S-K under the Securities Act of 1933, as amended (or any successor regulation), has occurred  in the prior 10 years and (iv) whose nomination and recommendation by the Board, in the good faith determination of the Board, would not be inconsistent with the Board’s duties to the Company and its stockholders.  For purposes of this definition, a managing director or director of GI Partners shall not be deemed to be a competitor or an affiliate of a competitor of the Company or any of its subsidiaries or to have a material conflict of interest in serving as a member of the Board by reason of such position or any ownership interest in GI Partners or its subsidiaries.

2.             Agreement to Nominate Directors.

(a)           If GISI, through its interest in STAG GI, receives beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the total OP Units issued by the Operating Partnership in the Contributions, then from the date hereof until the Expiration Date (defined below) and subject to the terms and conditions in this Agreement, at every annual meeting of the stockholders of the Company relating to the election of members of the Board, the Company shall cause two individuals selected by GISI (both of whom must be Qualified Nominees and at least one of whom must be an Independent Director and qualify to serve as chairperson of at least one of the compensation, audit, nominating and investment committees of the Board and will be required to serve as chairperson of one of the aforesaid committees) to be nominated for election to the Board; provided, however, the composition of the Board and each committee thereof shall satisfy all listing requirements of the New York Stock Exchange.

(b)           If at any time while the Company’s obligations under this Section 2 are in effect, the Board shall be classified with the result that directors serve for terms of greater than one year, the Company shall not be required to make any nominations otherwise required under this Section 2, except at an annual meeting at which the term of an individual nominated pursuant to this Section 2 and elected to the Board in connection with such nomination (a “GI Director”), is scheduled to expire; provided that if the Board shall be classified, the GI Directors shall be placed in different classes.

(c)           This Agreement shall not, and shall not be construed to, grant any other rights with regard to the nomination of directors other than the limited rights set forth in this Section 2.

3.             Agreement to Vote Shares.

(a)           From the date hereof until the Expiration Date, at every annual meeting of the stockholders of the Company relating to the election of members of the Board, each of GISI and the Contributors (in the capacity as a stockholder) shall appear at the meeting or otherwise cause the Shares, if any, to be present for purposes of establishing a quorum and shall vote the Shares, if any,  in favor of the election of the nominee or nominees, as applicable, for the Board selected by GISI pursuant to, and in accordance with, this Agreement.

(b)           If GISI or a Contributor is the beneficial owner, but not the record holder, of the Shares, GISI or such Contributor, as applicable, agrees to take all reasonable actions necessary to cause the record holder and any nominees to vote all of the Shares, if any, in the manner provided in Section 3(a).

(c)           This Agreement shall not, and shall not be construed to, grant any other rights with regard to the voting of the Shares, if any, other than the limited rights set forth in this Section 3. None of GISI and the Contributors shall have any right to influence in any manner the voting of the Shares, if any, on any other matters that may come before the stockholders of the Company.

(d)           This Agreement shall not, and shall not be construed to, restrict the ability of GISI or any Contributor to sell or dispose of any Shares or other securities of the Company or the Operating Partnership, in the open market or otherwise.

4.             Action in Stockholder Capacity Only. None of GISI and the Contributors makes any agreement or understanding herein as director or officer of the Company or as a fiduciary of, or participant in, any compensation plan of the Company. Each of GISI and the Contributors has entered into this Agreement solely in an individual capacity as a record holder and/or beneficial owner of Shares and OP Units, and nothing herein shall limit or affect any actions taken in a capacity as an officer or director of the Company or as a fiduciary of, or participant in, any compensation plan of the Company.

5.             Representations and Warranties of the Company and the Operating Partnership.  The Company and the Operating Partnership represent and warrant as follows:

(a)           The Company and the Operating Partnership have full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership enforceable against them in accordance with its terms.

(b)           The execution and delivery of this Agreement and the performance by the Company and the Operating Partnership of their agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Company or the Operating Partnership is a party or by which they (or any of their assets) is bound.

6.             Representations and Warranties of Contributor.  Each Contributor severally and not jointly represents as follows:

(a)           As of the date of this Agreement, Contributor is the beneficial or record owner of the Shares and OP Units indicated on the signature page of this Agreement, and Contributor does not beneficially own any securities of the Company other than (i) the Shares and OP Units set forth on the signature page of this Agreement and (ii) any Common Stock beneficially owned under any compensation plan of the Company.  Contributor has full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly and validly executed and delivered by Contributor and constitutes a valid and binding agreement of Contributor enforceable against such Contributor in accordance with its terms.

(b)           Except for this Agreement or as otherwise permitted by this Agreement, Contributor has full legal power, authority and right to vote or to direct the voting of all of the Shares then owned of record or beneficially as described in this Agreement, without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, Contributor has not entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any person or entity limiting or affecting such Contributor’s legal power, authority or right to vote the Shares on any matter.

(c)           The execution and delivery of this Agreement and the performance by Contributor of such Contributor’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Contributor is a party or by which Contributor (or any of such Contributor’s assets) is bound.

7.             Representations and Warranties of GISI.  GISI represents and warrants as follows:

(a)           As of the date of this Agreement, GISI is the beneficial or record owner of the Shares and OP Units indicated on the signature page of this Agreement, and GISI does not beneficially own any securities of the Company other than (i) the Shares and OP Units set forth on the signature page of this Agreement and (ii) any Common Stock beneficially owned under any compensation plan of the Company. GISI has full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly and validly executed and delivered by GISI and constitutes a valid and binding agreement of GISI enforceable against GISI in accordance with its terms.

(b)           Except for this Agreement or as otherwise permitted by this Agreement, GISI has full legal power, authority and right to vote or to direct the voting of all of the Shares then owned of record or beneficially as described in this Agreement, without the consent or approval of, or any other action on the part of, any other person or entity (subject to the terms of the JV Agreement with respect to Shares owned through STAG GI). Without limiting the generality of the foregoing, GISI has not entered into any voting agreement (other than this Agreement and the JV Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any person or entity limiting or affecting GISI’s legal power, authority or right to vote the Shares on any matter.

(c)           The execution and delivery of this Agreement and the performance by GISI of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which GISI is a party or by which GISI (or any of its assets) is bound.

(d) GISI is controlled by GI Partners.

8.             Termination.

(a)           This Agreement shall terminate if:

(i) at any time immediately following a transfer by GISI or any of the GI Controlled Affiliates of any interest in the Formation Securities, GISI and the GI Controlled Affiliates no longer beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), 10% or more of the total shares of Common Stock of the Company outstanding on a fully diluted basis immediately following such transfer (assuming all securities convertible or exchangeable into shares of Common Stock, including all OP Units not held directly or indirectly by the Company, are converted or exchanged into or redeemed for shares of Common Stock), or

(ii) at any time on or after the third anniversary of the Public Offering, GISI and the GI Controlled Affiliates no longer beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), 10% or more of the total shares of Common Stock of the Company outstanding on a fully diluted basis (assuming all securities convertible or exchangeable into shares of Common Stock, including all OP Units not held directly or indirectly by the Company, are converted or exchanged into or redeemed for shares of Common Stock)  (the earlier to occur of the events in clause (i) and (ii), the “Expiration Date”).

(b)           Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

(c)           For purposes of this Agreement, (i) “transfer” means any transfer, sale, assignment, gift, exchange or redemption (other than an exchange or redemption of OP Units for shares of Common Stock), distribution or any other disposition by law or otherwise; (ii) “Formation Securities” means the OP Units issued to GISI (through STAG GI) in the Formation Transactions and shares of Common Stock issued upon redemption of any such OP Units (or any securities issued as a dividend or distribution on, or in exchange for such OP Units or shares of Common Stock); and (iii) “GI Controlled Affiliates” means, so long as they are controlled by GI Partners, GI Partners Fund III-A L.P., GI Partners Fund III-B L.P., GI Partners Fund III L.P., GI STAG UBTI Blocker, Inc. and GI STAG ECI Blocker, Inc.

9.             Miscellaneous Provisions.

(a)           Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Company, the Operating Partnership, GISI and the Contributors.

(b)           Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d)           Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto. This Agreement and all the provisions hereof are personal to each of the parties hereto, shall not inure to a party’s respective successors and may not be assigned, other than to one of the GI Controlled Affiliates, by a party without the prior written consent of the other parties. Any assignment in violation of the foregoing shall be void and of no effect.

(e)           No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f)            Cooperation. Each of the parties hereto agrees to cooperate fully with the other parties and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by another party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Each of the parties hereto agrees that the other parties may publish and disclose each party’s identity and ownership of Shares, OP Units and other securities of the Company or the Operating Partnership and the nature of each party’s commitments, arrangements and understandings under this Agreement as may be required by applicable law in any filing made by a party with the Securities and Exchange Commission.

(g)           Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h)           Specific Performance; Injunctive Relief. Each party hereto acknowledges that the other parties may be irreparably harmed and that there may be no adequate remedy at law for a breach of any of the covenants or agreements of a party’s set forth in this Agreement. Therefore, each party hereto hereby agree that, in addition to any other remedies that may be available upon any such breach, each party shall have the right to seek specific performance, injunctive relief or any other remedies available to such party at law or in equity without posting any bond or other undertaking in order to enforce such covenants and agreements.

(i)            Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a). If to a Contributor, to Contributor’s address or e-mail address shown below Contributor’s signature on the signature pages hereof, and with a copy (which shall not constitute notice) to:

STAG Capital Partners, LLC

99 High Street, 28th Floor

Boston, MA  02110

Attention: General Counsel

Fax: 617-514-0052

E-mail: karnone@stagcapital.com

with a further copy (which shall not constitute notice) to:

DLA Piper LLP (US)

33 Arch Street, 26th Floor

Boston, MA 02110

Attn: John L. Sullivan, Esq.

Fax:  617-406-6100

E-mail: john.sullivan@dlapiper.com

If to the Company and the Operating Partnership:

STAG Industrial, Inc.

99 High Street, 28th Floor

Boston, MA  02110

Attention: General Counsel

Fax: 617-514-0052

E-mail: karnone@stagcapital.com

If to GISI:

GI Partners

2180 Sand Hill Road, Suite 210

Menlo Park, CA  94025

Attention: Alexander Fraser

Fax: 650-233-3601

E-mail: alexander@gipartners.com

with a copy (which shall not constitute notice) to:

STAG Capital Partners, LLC

99 High Street, 28th Floor

Boston, MA  02110

Attention: General Counsel

Fax: 617-514-0052

E-mail: karnone@stagcapital.com

with a further copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

695 Town Center Drive, Seventeenth Floor Costa Mesa, CA 92626

Attn:  John Simonis, Esq.

Fax:  714-668-6336

E-mail: johnsimonis@paulhastings.com

or to such other address or facsimile number as the parties hereto may designate in writing to the other in accordance with this Section 9(i). Any party may change the address or facsimile number to which notices are to be sent by giving written notice of such change of address or number to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by facsimile or e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

(j)            Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(k)           Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signatures on the Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

STAG INDUSTRIAL, INC., a Maryland corporation

By:
Name:
Title:

OPERATING PARTNERSHIP

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG INDUSTRIAL GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

GISI

GI STAG INVESTCO, LLC, a Delaware limited liability company

By:
Name:
Title:

Shares Beneficially Owned (ownership is through STAG GI Investments, LLC and duplicative of the “Shares Beneficially Owned” indicated for STAG GI Investment, LLC below):

shares of Common Stock
OP Units

CONTRIBUTORS

STAG GI INVESTMENTS, LLC

By:	STAG MANAGER, LLC, its manager

By:
Name:
Title:

Address:

Shares Beneficially Owned:

shares of Common Stock
OP Units

STAG INVESTMENTS III, LLC

By:	STAG MANAGER III, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

Address:

Shares Beneficially Owned:

shares of Common Stock
OP Units

STAG INVESTMENTS IV, LLC

By:	STAG MANAGER, LLC, a Delaware limited liability company, its manager

By:
Name:
Title:

Address:

Shares Beneficially Owned:

shares of Common Stock
OP Units

NET LEASE AGGREGATION FUNDS, LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

INNOVATIVE PROMOTIONS LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

GREGORY W. SULLIVAN

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

ROSEVIEW CAPITAL PARTNERS LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

BSB STAG III, LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

STAG III EMPLOYEES, LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

NED STAG III RESIDUAL LLC

By:
Name:
Title:

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

BENJAMIN S. BUTCHER

Address:

Shares Beneficially Owned (excludes any shares of Common Stock or OP Units owned through STAG GI Investments, LLC, STAG Investments III, LLC or STAG Investment IV, LLC):

shares of Common Stock
OP Units

EXHIBIT H

TO

CONTRIBUTION AGREEMENT

LIST OF LICENSEES

STAG Industrial Management, LLC

H-1

EXHIBIT I

TO

CONTRIBUTION AGREEMENT

CONSIDERATION SPREADSHEET

[See Attached]

I-1

Appendix A-1

Determination of Number of Units

OP Units to Contributing Entities

Differing Initial Share Price

Share Price	$15	$16	$17
STAG III	689,793	772,549	766,574
STAG IV	1,860,311	2,083,497	2,067,383
Venture	4,990,287	4,678,394	4,700,913
SCP	15,875	17,779	17,642
SCP III	33,734	37,781	20,288

Total	7,871,250	7,871,250	7,854,049

Estimated Allocated Debt

STAG III	208,338,671
STAG IV	86,587,368
Venture	104,131,235
SCP	1,435,000
SCP III	2,983,000

Note:  Contributors receive the number of Units set forth below based on the final IPO share price.  As price increases above $17.00/share, Venture receives 64.3% of the increased value over the value at $16.00/share and STAG III, STAG IV, SCP and SCP III share the remainder pro rata.  If the price decreases below $15.00/share, Venture will receive the necessary number of OP Units to maintain a value of $74,854,304 and STAG III, STAG IV, SCP and SCP III share the remainder pro rata.

	3	5	6	7A	7B
	Units
Share Price	Venture Units	STAG III Units	STAG IV Units	SCP Units	SCP III Units	Total Units
$15.00	4,990,287	689,793	1,860,311	15,875	33,734	7,871,250
15.01	4,986,962	690,675	1,862,690	15,895	33,777	7,871,250
15.02	4,983,642	691,556	1,865,066	15,915	33,820	7,871,250
15.03	4,980,326	692,436	1,867,439	15,935	33,863	7,871,250
15.04	4,977,015	693,315	1,869,809	15,956	33,906	7,871,250
15.05	4,973,708	694,192	1,872,175	15,976	33,949	7,871,250
15.06	4,970,405	695,069	1,874,538	15,996	33,992	7,871,250
15.07	4,967,107	695,944	1,876,899	16,016	34,034	7,871,250
15.08	4,963,813	696,818	1,879,256	16,036	34,077	7,871,250
15.09	4,960,524	697,691	1,881,609	16,056	34,120	7,871,250
15.10	4,957,239	698,562	1,883,960	16,076	34,162	7,871,250
15.11	4,953,958	699,433	1,886,308	16,096	34,205	7,871,250
15.12	4,950,681	700,302	1,888,652	16,117	34,248	7,871,250
15.13	4,947,409	701,170	1,890,994	16,136	34,290	7,871,250
15.14	4,944,142	702,037	1,893,332	16,156	34,332	7,871,250
15.15	4,940,878	702,903	1,895,668	16,176	34,375	7,871,250
15.16	4,937,619	703,768	1,898,000	16,196	34,417	7,871,250
15.17	4,934,364	704,632	1,900,329	16,216	34,459	7,871,250
15.18	4,931,114	705,494	1,902,655	16,236	34,501	7,871,250
15.19	4,927,867	706,355	1,904,978	16,256	34,544	7,871,250
15.20	4,924,625	707,216	1,907,298	16,276	34,586	7,871,250
15.21	4,921,388	708,075	1,909,615	16,295	34,628	7,871,250
15.22	4,918,154	708,933	1,911,929	16,315	34,670	7,871,250
15.23	4,914,925	709,789	1,914,239	16,335	34,712	7,871,250
15.24	4,911,700	710,645	1,916,547	16,355	34,753	7,871,250
15.25	4,908,479	711,500	1,918,852	16,374	34,795	7,871,250
15.26	4,905,262	712,353	1,921,154	16,394	34,837	7,871,250
15.27	4,902,050	713,206	1,923,452	16,413	34,879	7,871,250
15.28	4,898,842	714,057	1,925,748	16,433	34,920	7,871,250
15.29	4,895,638	714,907	1,928,041	16,453	34,962	7,871,250
15.30	4,892,438	715,756	1,930,330	16,472	35,003	7,871,250
15.31	4,889,243	716,604	1,932,617	16,492	35,045	7,871,250
15.32	4,886,051	717,451	1,934,901	16,511	35,086	7,871,250
15.33	4,882,864	718,296	1,937,182	16,531	35,128	7,871,250
15.34	4,879,681	719,141	1,939,459	16,550	35,169	7,871,250
15.35	4,876,502	719,984	1,941,734	16,569	35,210	7,871,250
15.36	4,873,327	720,827	1,944,006	16,589	35,251	7,871,250
15.37	4,870,156	721,668	1,946,275	16,608	35,292	7,871,250
15.38	4,866,990	722,508	1,948,541	16,628	35,334	7,871,250
15.39	4,863,827	723,347	1,950,804	16,647	35,375	7,871,250
15.40	4,860,669	724,185	1,953,064	16,666	35,416	7,871,250
15.41	4,857,515	725,022	1,955,321	16,685	35,456	7,871,250

	Units
Share Price	Venture Units	STAG III Units	STAG IV Units	SCP Units	SCP III Units	Total Units
15.42	4,854,365	725,858	1,957,575	16,705	35,497	7,871,250
15.43	4,851,219	726,693	1,959,826	16,724	35,538	7,871,250
15.44	4,848,077	727,527	1,962,075	16,743	35,579	7,871,250
15.45	4,844,939	728,359	1,964,320	16,762	35,620	7,871,250
15.46	4,841,805	729,191	1,966,563	16,781	35,660	7,871,250
15.47	4,838,675	730,021	1,968,802	16,800	35,701	7,871,250
15.48	4,835,549	730,851	1,971,039	16,820	35,742	7,871,250
15.49	4,832,428	731,679	1,973,273	16,839	35,782	7,871,250
15.50	4,829,310	732,506	1,975,504	16,858	35,822	7,871,250
15.51	4,826,196	733,332	1,977,732	16,877	35,863	7,871,250
15.52	4,823,087	734,157	1,979,957	16,896	35,903	7,871,250
15.53	4,819,981	734,981	1,982,180	16,915	35,944	7,871,250
15.54	4,816,879	735,804	1,984,399	16,934	35,984	7,871,250
15.55	4,813,782	736,626	1,986,616	16,952	36,024	7,871,250
15.56	4,810,688	737,447	1,988,830	16,971	36,064	7,871,250
15.57	4,807,598	738,267	1,991,040	16,990	36,104	7,871,250
15.58	4,804,512	739,086	1,993,249	17,009	36,144	7,871,250
15.59	4,801,431	739,903	1,995,454	17,028	36,184	7,871,250
15.60	4,798,353	740,720	1,997,656	17,047	36,224	7,871,250
15.61	4,795,279	741,536	1,999,856	17,065	36,264	7,871,250
15.62	4,792,209	742,350	2,002,053	17,084	36,304	7,871,250
15.63	4,789,143	743,164	2,004,247	17,103	36,344	7,871,250
15.64	4,786,081	743,976	2,006,438	17,122	36,383	7,871,250
15.65	4,783,023	744,788	2,008,626	17,140	36,423	7,871,250
15.66	4,779,968	745,598	2,010,812	17,159	36,463	7,871,250
15.67	4,776,918	746,407	2,012,995	17,178	36,502	7,871,250
15.68	4,773,871	747,216	2,015,175	17,196	36,542	7,871,250
15.69	4,770,829	748,023	2,017,352	17,215	36,581	7,871,250
15.70	4,767,790	748,829	2,019,527	17,233	36,621	7,871,250
15.71	4,764,755	749,635	2,021,698	17,252	36,660	7,871,250
15.72	4,761,724	750,439	2,023,867	17,270	36,699	7,871,250
15.73	4,758,697	751,242	2,026,033	17,289	36,739	7,871,250
15.74	4,755,674	752,044	2,028,197	17,307	36,778	7,871,250
15.75	4,752,654	752,845	2,030,357	17,326	36,817	7,871,250
15.76	4,749,639	753,646	2,032,515	17,344	36,856	7,871,250
15.77	4,746,627	754,445	2,034,671	17,363	36,895	7,871,250
15.78	4,743,619	755,243	2,036,823	17,381	36,934	7,871,250
15.79	4,740,615	756,040	2,038,973	17,399	36,973	7,871,250
15.80	4,737,614	756,836	2,041,120	17,418	37,012	7,871,250
15.81	4,734,618	757,631	2,043,264	17,436	37,051	7,871,250
15.82	4,731,625	758,425	2,045,406	17,454	37,090	7,871,250
15.83	4,728,636	759,218	2,047,545	17,472	37,129	7,871,250
15.84	4,725,651	760,010	2,049,681	17,491	37,168	7,871,250
15.85	4,722,669	760,802	2,051,814	17,509	37,206	7,871,250
15.86	4,719,691	761,592	2,053,945	17,527	37,245	7,871,250
15.87	4,716,717	762,381	2,056,073	17,545	37,283	7,871,250
15.88	4,713,747	763,169	2,058,199	17,563	37,322	7,871,250
15.89	4,710,781	763,956	2,060,322	17,581	37,360	7,871,250
15.90	4,707,818	764,742	2,062,442	17,600	37,399	7,871,250
15.91	4,704,859	765,527	2,064,559	17,618	37,437	7,871,250
15.92	4,701,904	766,311	2,066,674	17,636	37,476	7,871,250
15.93	4,698,952	767,095	2,068,786	17,654	37,514	7,871,250
15.94	4,696,004	767,877	2,070,895	17,672	37,552	7,871,250
15.95	4,693,060	768,658	2,073,002	17,690	37,590	7,871,250
15.96	4,690,119	769,438	2,075,106	17,708	37,629	7,871,250
15.97	4,687,182	770,217	2,077,208	17,726	37,667	7,871,250
15.98	4,684,249	770,996	2,079,307	17,743	37,705	7,871,250
15.99	4,681,320	771,773	2,081,403	17,761	37,743	7,871,250
16.00	4,678,394	772,549	2,083,497	17,779	37,781	7,871,250
16.01	4,678,633	772,486	2,083,326	17,778	37,778	7,871,250
16.02	4,678,872	772,422	2,083,155	17,776	37,775	7,871,250
16.03	4,679,110	772,359	2,082,984	17,775	37,771	7,871,250
16.04	4,679,349	772,296	2,082,814	17,773	37,768	7,871,250

	Units
Share Price	Venture Units	STAG III Units	STAG IV Units	SCP Units	SCP III Units	Total Units
16.05	4,679,587	772,233	2,082,643	17,772	37,765	7,871,250
16.06	4,679,824	772,170	2,082,473	17,770	37,762	7,871,250
16.07	4,680,062	772,107	2,082,304	17,769	37,759	7,871,250
16.08	4,680,299	772,044	2,082,134	17,768	37,756	7,871,250
16.09	4,680,535	771,981	2,081,965	17,766	37,753	7,871,250
16.10	4,680,772	771,918	2,081,795	17,765	37,750	7,871,250
16.11	4,681,008	771,856	2,081,626	17,763	37,747	7,871,250
16.12	4,681,244	771,793	2,081,458	17,762	37,744	7,871,250
16.13	4,681,479	771,731	2,081,289	17,760	37,741	7,871,250
16.14	4,681,715	771,668	2,081,121	17,759	37,738	7,871,250
16.15	4,681,950	771,606	2,080,953	17,757	37,735	7,871,250
16.16	4,682,184	771,544	2,080,785	17,756	37,732	7,871,250
16.17	4,682,419	771,481	2,080,617	17,755	37,729	7,871,250
16.18	4,682,653	771,419	2,080,449	17,753	37,725	7,871,250
16.19	4,682,887	771,357	2,080,282	17,752	37,722	7,871,250
16.20	4,683,120	771,295	2,080,115	17,750	37,719	7,871,250
16.21	4,683,353	771,233	2,079,948	17,749	37,716	7,871,250
16.22	4,683,586	771,172	2,079,781	17,747	37,713	7,871,250
16.23	4,683,819	771,110	2,079,615	17,746	37,710	7,871,250
16.24	4,684,051	771,048	2,079,448	17,745	37,707	7,871,250
16.25	4,684,284	770,987	2,079,282	17,743	37,704	7,871,250
16.26	4,684,515	770,925	2,079,117	17,742	37,701	7,871,250
16.27	4,684,747	770,864	2,078,951	17,740	37,698	7,871,250
16.28	4,684,978	770,802	2,078,785	17,739	37,695	7,871,250
16.29	4,685,209	770,741	2,078,620	17,738	37,692	7,871,250
16.30	4,685,440	770,680	2,078,455	17,736	37,689	7,871,250
16.31	4,685,670	770,619	2,078,290	17,735	37,686	7,871,250
16.32	4,685,900	770,558	2,078,125	17,733	37,683	7,871,250
16.33	4,686,130	770,497	2,077,961	17,732	37,680	7,871,250
16.34	4,686,360	770,436	2,077,797	17,731	37,677	7,871,250
16.35	4,686,589	770,375	2,077,633	17,729	37,674	7,871,250
16.36	4,686,818	770,314	2,077,469	17,728	37,671	7,871,250
16.37	4,687,047	770,253	2,077,305	17,726	37,668	7,871,250
16.38	4,687,275	770,193	2,077,142	17,725	37,666	7,871,250
16.39	4,687,503	770,132	2,076,978	17,724	37,663	7,871,250
16.40	4,687,731	770,072	2,076,815	17,722	37,660	7,871,250
16.41	4,687,959	770,011	2,076,653	17,721	37,657	7,871,250
16.42	4,688,186	769,951	2,076,490	17,719	37,654	7,871,250
16.43	4,688,413	769,891	2,076,327	17,718	37,651	7,871,250
16.44	4,688,640	769,831	2,076,165	17,717	37,648	7,871,250
16.45	4,688,866	769,771	2,076,003	17,715	37,645	7,871,250
16.46	4,689,092	769,711	2,075,841	17,714	37,642	7,871,250
16.47	4,689,318	769,651	2,075,680	17,712	37,639	7,871,250
16.48	4,689,544	769,591	2,075,518	17,711	37,636	7,871,250
16.49	4,689,769	769,531	2,075,357	17,710	37,633	7,871,250
16.50	4,689,995	769,471	2,075,196	17,708	37,630	7,871,250
16.51	4,690,219	769,412	2,075,035	17,707	37,627	7,871,250
16.52	4,690,444	769,352	2,074,874	17,706	37,624	7,871,250
16.53	4,690,668	769,292	2,074,714	17,704	37,621	7,871,250
16.54	4,690,892	769,233	2,074,553	17,703	37,619	7,871,250
16.55	4,691,116	769,174	2,074,393	17,701	37,616	7,871,250
16.56	4,691,340	769,114	2,074,233	17,700	37,613	7,871,250
16.57	4,691,563	769,055	2,074,073	17,699	37,610	7,871,250
16.58	4,691,786	768,996	2,073,914	17,697	37,607	7,871,250
16.59	4,692,008	768,937	2,073,755	17,696	37,604	7,871,250
16.60	4,692,231	768,878	2,073,595	17,695	37,601	7,871,250
16.61	4,692,453	768,819	2,073,436	17,693	37,598	7,871,250
16.62	4,692,675	768,760	2,073,278	17,692	37,595	7,871,250
16.63	4,692,896	768,701	2,073,119	17,691	37,593	7,871,250
16.64	4,693,118	768,643	2,072,961	17,689	37,590	7,871,250
16.65	4,693,339	768,584	2,072,803	17,688	37,587	7,871,250
16.66	4,693,560	768,525	2,072,644	17,687	37,584	7,871,250
16.67	4,693,780	768,467	2,072,487	17,685	37,581	7,871,250

	Units
Share Price	Venture Units	STAG III Units	STAG IV Units	SCP Units	SCP III Units	Total Units
16.68	4,694,001	768,408	2,072,329	17,684	37,578	7,871,250
16.69	4,694,221	768,350	2,072,172	17,683	37,575	7,871,250
16.70	4,694,440	768,292	2,072,014	17,681	37,573	7,871,250
16.71	4,694,660	768,233	2,071,857	17,680	37,570	7,871,250
16.72	4,694,879	768,175	2,071,700	17,679	37,567	7,871,250
16.73	4,695,098	768,117	2,071,544	17,677	37,564	7,871,250
16.74	4,695,317	768,059	2,071,387	17,676	37,561	7,871,250
16.75	4,695,535	768,001	2,071,231	17,675	37,558	7,871,250
16.76	4,695,753	767,943	2,071,075	17,673	37,555	7,871,250
16.77	4,695,971	767,885	2,070,919	17,672	37,553	7,871,250
16.78	4,696,189	767,828	2,070,763	17,671	37,550	7,871,250
16.79	4,696,406	767,770	2,070,607	17,669	37,547	7,871,250
16.80	4,696,624	767,712	2,070,452	17,668	37,544	7,871,250
16.81	4,696,840	767,655	2,070,297	17,667	37,541	7,871,250
16.82	4,697,057	767,597	2,070,142	17,665	37,539	7,871,250
16.83	4,697,273	767,540	2,069,987	17,664	37,536	7,871,250
16.84	4,697,490	767,483	2,069,832	17,663	37,533	7,871,250
16.85	4,697,705	767,425	2,069,678	17,661	37,530	7,871,250
16.86	4,697,921	767,368	2,069,524	17,660	37,527	7,871,250
16.87	4,698,136	767,311	2,069,370	17,659	37,525	7,871,250
16.88	4,698,351	767,254	2,069,216	17,657	37,522	7,871,250
16.89	4,698,566	767,197	2,069,062	17,656	37,519	7,871,250
16.90	4,698,781	767,140	2,068,908	17,655	37,516	7,871,250
16.91	4,698,995	767,083	2,068,755	17,653	37,513	7,871,250
16.92	4,699,209	767,026	2,068,602	17,652	37,511	7,871,250
16.93	4,699,423	766,970	2,068,449	17,651	37,508	7,871,250
16.94	4,699,637	766,913	2,068,296	17,649	37,505	7,871,250
16.95	4,699,850	766,856	2,068,143	17,648	37,502	7,871,250
16.96	4,700,063	766,800	2,067,991	17,647	37,500	7,871,250
16.97	4,700,276	766,743	2,067,839	17,646	37,497	7,871,250
16.98	4,700,488	766,687	2,067,686	17,644	37,494	7,871,250
16.99	4,700,701	766,630	2,067,535	17,643	37,491	7,871,250
17.00	4,700,913	766,574	2,067,383	17,642	37,489	7,871,250

EXHIBIT J
TO
CONTRIBUTION AGREEMENT

FORM OF LOCK-UP AGREEMENT

•, 2011

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

                Incorporated,

J.P. Morgan Securities LLC

UBS Securities LLC

  as Representatives of the several

  Underwriters to be named in the

  within-mentioned Underwriting Agreement

c/o  Merrill Lynch & Co.
                Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated

One Bryant Park

New York, New York  10036

c/o  J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York  10179

c/o  UBS Securities LLC
299 Park Avenue
New York, New York  10171

Re:          Proposed Public Offering by STAG Industrial, Inc.

Dear Sirs:

The undersigned, a stockholder, officer and/or director of STAG Industrial, Inc., a Maryland corporation (the “Company”), and/or holder of units (“OP Units”) in STAG Industrial Operating Partnership, L.P., a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), J.P. Morgan Securities LLC (“J.P. Morgan”)  and UBS Securities LLC (“UBS” and together with Merrill Lynch and J.P. Morgan, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and the Operating Partnership providing for the initial public offering (the “Offering”) of shares (the “Securities”) of the Company’s common stock, par value $.01 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder, officer and/or director of the Company and/or holder of OP Units, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 12 months from the date of the Underwriting Agreement (subject to extensions as discussed below), the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (including, without limitation, OP Units), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities as follows without the prior written consent of the Representatives, provided that (1) the Representatives receive a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

i.                                         as a bona fide gift or gifts; or

ii.                                     to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

iii.                                 as a distribution to limited partners, members or stockholders of the undersigned; or

iv.                                    to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

[FOR LOCK-UP TO BE EXECUTED BY STAG INVESTMENTS III, LLC ONLY: Notwithstanding the foregoing, the undersigned STAG Investments III, LLC may pledge any OP Units that it holds that are Lock-Up Securities without the prior written consent of the Representatives pursuant to that certain Pledge Agreement entered into by STAG Investments III, LLC in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Secured Parties thereunder, under that certain Credit Agreement among STAG III Streamwood, LLC, STAG III Mason 2, LLC, STAG III Pomfret, LLC, STAG Investments III, LLC, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent.]

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Notwithstanding the foregoing, if:

(1)           during the last 17 days of the 12-month lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the 12-month lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 12-month lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 12-month lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 12-month lock-up period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s (or any other applicable) transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

For Natural Persons:	For Entities:

(Name)	(Name)

By:
(Signature)	Name:
Title:

OMNIBUS AMENDMENT

This Omnibus Amendment (this “Amendment”) is entered into as of April 14, 2011 (the “Effective Date”) and amends and supplements (a) that certain Master Roll-Up Agreement, dated as of July 21, 2010 by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), STAG GI INVESTMENTS, LLC, a Delaware limited liability company (the “Venture”), STAG INVESTMENTS III, LLC, a Delaware limited liability company (“STAG III”), STAG INVESTMENTS IV, LLC, a Delaware limited liability company (“STAG IV”), NET LEASE AGGREGATION FUNDS, LLC, a Massachusetts limited liability company (“NLAF”), INNOVATIVE PROMOTIONS LLC, a Delaware limited liability company (“IP”), GREGORY W. SULLIVAN, an individual (“Sullivan”), ROSEVIEW CAPITAL PARTNERS LLC, a Massachusetts limited liability company (“Roseview” and together with the NLAF, IP and Sullivan, the “SCP Contributors”), BENJAMIN S. BUTCHER, an individual (“Butcher”), BSB STAG III, LLC, a Delaware limited liability company (“BSB STAG III”), NED STAG III Residual, LLC, a Delaware limited liability company (“NED III Residual”), STAG III EMPLOYEES, LLC, a Delaware limited liability company (“STAG III Employees,” together with Butcher, BSB STAG III, NED III Residual, Sullivan and Roseview, the “SCP III Contributors,” and the SCP III Contributors, together with the Venture, STAG III, STAG IV, and the SCP Contributors, the “Contributors,” and each, a “Contributor”) and GI STAG INVESTCO, LLC, a Delaware limited liability company (“GI Partners”), as amended by that certain First Amendment to Master Roll-Up Agreement (the “First Amendment”) dated as of December 21, 2010 and as amended by that certain Second Amendment to Master Roll-Up Agreement dated as of April 4, 2011 (as amended, the “Roll-Up Agreement”); (b) that certain Contribution Agreement dated as of April 4, 2011 by and among the Venture, the Operating Partnership and the Company (the “Venture Contribution Agreement”); (c) that certain Contribution Agreement dated as of April 4, 2011 by and among STAG III, the Operating Partnership and the Company (the “STAG III Contribution Agreement”); (d) that certain Contribution Agreement dated as of April 4, 2011 by and among STAG IV, the Operating Partnership and the Company (the “STAG IV Contribution Agreement”); (e) that certain Contribution Agreement dated as of April 4, 2011 by and among the SCP Contributors, the Operating Partnership and the Company (the “SCP Contribution Agreement”); and (f) that certain Contribution Agreement dated as of April 4, 2011 by and among the SCP III Contributors, the Operating Partnership and the Company (the “SCP III Contribution Agreement”, together with the Venture Contribution Agreement, the STAG III Contribution Agreement, the STAG IV Contribution Agreement and the SCP Contribution Agreement, the “Contribution Agreements” and each, a “Contribution Agreement”).

WHEREAS, the Company intends to proceed with the Public Offering promptly upon the execution of this Amendment, subject to the terms and conditions set forth in this Amendment; and

WHEREAS, the parties desire to modify the Roll-Up Agreement and the Contribution Agreements (collectively, the “Agreements” and each, an “Agreement”) to reflect the agreed upon Consideration to be reflected in the applicable Contribution Agreement for each Contributor and to otherwise modify the Agreements as set forth in this Amendment.

NOW, THEREFORE, the undersigned parties agree that each Agreement is amended and supplemented as follows:

1.                                       The Public Offering will be priced at $13 per Unit, and a total of 7,590,000 Units will be issued on an aggregate basis to the Contributors, unless otherwise approved by all the parties to this Amendment.

2.                                       Notwithstanding the provisions of (a) the Roll-Up Agreement, including without limitation, the determination of each Contributor’s Contributed Equity and the calculation of Consideration for each Contributor set forth in the Roll-Up Agreement, and (b) the individual Contribution Agreements, the Consideration for each of the Contributors shall be as follows:

(a)                                  With respect to the Venture, 5,566,089 Units;

(b)                                 With respect to the STAG III, 230,769 Units;

(c)                                  With respect to the STAG IV, 1,754,521 Units;

(d)                                 With respect to the SCP Contributors, 12,359 Units in the aggregate, divided among the SCP Contributors as follows:

(i)                           With respect to NLAF, 6,612 Units;

(ii)                        With respect to IP, 3,708 Units;

(iii)                     With respect to Sullivan, 1,236 Units; and

(iv)                    With respect to Roseview, 803 Units;

(e)                                  With respect to the SCP III Contributors, 26,262 Units in the aggregate, divided among the SCP III Contributors as follows:

(i)                           With respect to Butcher, 9,320 Units;

(ii)                        With respect to BSB STAG III, 3 Units;

(iii)                     With respect to NED III Residual, 7,485 Units;

(iv)                    With respect to STAG III Employees, 5,252 Units;

(v)                       With respect to Sullivan, 2,495 Units; and

(vi)                    With respect to Roseview, 1,707 Units.

3.                                       The parties hereto jointly and severally represent and warrant that the allocation of the aggregate Consideration among the Contributors and the Units ascribed to each as set forth in Section 2 above are satisfactory to all parties and will not be susceptible to change unless the final pricing of the Public Offering changes from $13.00 per share.  The Consideration set

2

forth in Section 2 above shall not affect the cash reconciliation to be performed under Section 1.3 of the Contribution Agreements.

4.                                       The Contributors acknowledge and agree that the real property located at 4405 Michigan Avenue Road NE, Cleveland, Tennessee and known as the “Renfro” property is no longer a Committed Property and instead shall be treated as a Property under the Venture Contribution Agreement.

5.                                       Each Contributor hereby reaffirms and restates to each of the Company, the Operating Partnership and each other Contributor as of the Effective Date each of the representations and warranties made by such Contributor under the Roll-Up Agreement and the applicable Contribution Agreement.

6.                                       This Amendment shall be null and void if the Public Offering is not closed by May 3, 2011.

7.                                       This Amendment may be executed in one or more counterparts, including facsimile or electronic transmissions, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.  Each Party agrees to promptly deliver an execution original of this Amendment with its actual signature to the other parties, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or scanned signature and shall accept the telecopied or scanned signature of the other parties to this Amendment.

8.                                       If any provision of this Amendment, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Amendment and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

9.                                       The parties acknowledge that this Amendment was jointly prepared by them, by and through their legal counsel, and any uncertainty or ambiguity existing herein shall not be interpreted against any of the parties, but otherwise according to the application of the rules on interpretation of contracts.

10.                                 Except as modified by this Amendment, all provisions of each of the Agreements shall remain in full force and effect.  Each Contributing Party hereby reaffirms its commitments to contribute its Contributed Assets to the Operating Partnership in accordance with the terms and conditions of the Agreements, as modified by this Amendment.

11.                                 In the event of any inconsistency or conflict between any provision of this Amendment and any provision of the Agreements, the provisions of this Amendment shall govern.

[SIGNATURES BEGIN ON NEXT PAGE]

3

IN WITNESS WHEREOF, the parties hereto have executed this Omnibus Amendment effective as of the Effective Date.

COMPANY:
STAG INDUSTRIAL, INC., a Maryland corporation

By:	/s/ Benjamin S. Butcher
	Name:	Benjamin S. Butcher
	Title:	Chief Executive Officer

OPERATING PARTNERSHIP:

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG INDUSTRIAL GP, LLC, a Delaware limited liability company, its general partner

By:	STAG Industrial, Inc., a Maryland corporation, its sole member

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Chief Executive Officer

CONTRIBUTORS:

STAG GI INVESTMENTS, LLC

By:	STAG Manager, LLC, its manager

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

STAG INVESTMENTS III, LLC

By:	STAG MANAGER III, LLC, a Delaware limited liability company, its manager

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

Signature Page to Omnibus Amendment

STAG INVESTMENTS IV, LLC

By:	STAG MANAGER III, LLC, a Delaware limited liability company, its manager

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

NET LEASE AGGREGATION FUNDS, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

BSB STAG III, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

STAG III EMPLOYEES, LLC

By:	BSB STAG III, LLC, its manager

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

/s/ Benjamin S. Butcher
BENJAMIN S. BUTCHER

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Omnibus Amendment

GI STAG INVESTCO, LLC

By:	/s/ Alexander Fraser
Alexander Fraser, Manager

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Omnibus Amendment

INNOVATIVE PROMOTIONS LLC

By:	/s/ Steven S. Fischman
Name:
Title:

NED STAG III RESIDUAL LLC

By:	/s/ Steven S. Fischman
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Omnibus Amendment

ROSEVIEW CAPITAL PARTNERS LLC

By:	/s/ Vincent J. Costantini
Name:	Vincent J. Costantini
Title:	Member

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Omnibus Amendment

/s/ Gregory W. Sullivan
GREGORY W. SULLIVAN

Signature Page to Omnibus Amendment